                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

================================================================================

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-C1
                     CLASSES A1, A2, B, C, D, E, F, G AND X
                           $644,659,000 (APPROXIMATE)

                                  -------------

                            CMBS NEW ISSUE TERM SHEET

                                  -------------

                                  JUNE 2, 2000

                              SALOMONSMITHBARNEY
                              --------------------

GREENWICH CAPITAL MARKETS, INC.                            CHASE SECURITIES INC.
================================================================================


                                                       PHONE                    FAX                              EMAIL
                                                   --------------          --------------            -----------------------------
SSB              TRADING/DISTRIBUTION
---              --------------------
                 Paul Vanderslice                  (212) 723-6156          (212) 723-8599              paul.t.vanderslice@ssmb.com
                                                                                                       ---------------------------
                 Jeff Lewis                        (212) 723-6156          (212) 723-8599                      jeff.lewis@ssmb.com
                                                                                                               -------------------
                 Jeff Sturdevant                   (212) 723-6156          (212) 723-8599                 jeff.sturdevant@ssmb.com
                                                                                                          ------------------------

                 FINANCE
                 -------
                 Angela Hutzel                     (212) 816-8087          (212) 816-8307                 angela.j.hutzel@ssmb.com
                                                                                                          ------------------------
                 Joseph Siragusa                   (212) 816-7973          (212) 816-8307                 joseph.siragusa@ssmb.com
                                                                                                          ------------------------
                 Elsie Mao                         (212) 816-1299          (212) 816-8307                       elsie.mao@ssmb.com
                                                                                                                ------------------

                 ANALYTICS
                 ---------
                 Nancy Wilt                        (212) 816-7808          (212) 816-8307                      nancy.wilt@ssmb.com
                                                                                                               -------------------

GREENWICH        TRADING/DISTRIBUTION
---------        --------------------
                 Greg Jacobs                       (203) 625-2900          (203) 618-2033                          jacobsg@gcm.com
                                                                                                                   ---------------
                 Chris McCormack                   (203) 625-2900          (203) 618-2033            christopher.mccormack@gcm.com
                                                                                                     -----------------------------

                 FINANCE
                 -------
                 Mark Jarrell                      (203) 618-2373          (203) 618-2134                     mark.jarrell@gcm.com
                                                                                                              --------------------

                 ANALYTICS
                 ---------
                 Chris Lau                         (203) 625-2900          (203) 618-2033                        chris.lau@gcm.com
                                                                                                                 -----------------

CHASE            Scott Davidson                    (212) 834-3813          (212) 834-6598                 scott.davidson@chase.com
-----                                                                                                     ------------------------
                 Marty Friedman                    (212) 834-5727          (212) 834-6793                 marty.friedman@chase.com
                                                                                                          ------------------------
                 Glenn Riis                        (212) 834-3813          (212) 834-6572                     glenn.riis@chase.com
                                                                                                              --------------------
                 David McNamara                    (212) 834-3813          (212) 834-6572                 david.mcnamara@chase.com
                                                                                                          ------------------------


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
          Commercial Mortgage Pass-Through Certificates, Series 2000-C1
                           $ 644,659,000 (Approximate)


APPROXIMATE SECURITIES STRUCTURE:
---------------------------------
                                                                                          ASSUMED
                                                                EXPECTED CREDIT           WTD. AVG.          ASSUMED PRINCIPAL
          EXPECTED RATING            APPROXIMATE FACE            SUPPORT (% OF          LIFE (YEARS)          PAYMENT WINDOW
CLASS     MOODY'S/S&P (a)              AMOUNT ($MM)                  UPB)                   (b)                    (b)
------------------------------------------------------------------------------------------------------------------------------
   X         Aaa/AAAr                   716,288 (c)                   N/A                    N/A                   N/A
  A1         Aaa/AAA                    128,000                     25.50                   5.70              07/00 - 11/08
  A2         Aaa/AAA                    405,634                     25.50                   9.14              11/08 - 12/09
   B          Aa2/AA                     35,814                     20.50                   9.54              12/09 - 01/10
   C           A2/A                      30,443                     16.25                   9.56              01/10 - 01/10
   D           A3/A-                     10,744                     14.75                   9.56              01/10 - 01/10
   E         Baa1/BBB+                    8,953                     13.50                   9.56              01/10 - 01/10
   F         Baa2/BBB                    14,326                     11.50                   9.59              01/10 - 02/10
   G         Baa3/BBB-                   10,745                     10.00                   9.64              02/10 - 02/10
   H          Ba1/BB+                    14,325                      8.00                   9.64              02/10 - 03/10
   J          Ba2/BB                     17,907                      5.50                  11.94              03/10 - 08/13
   K          Ba3/BB-                     5,373                      4.75                  13.14              08/13 - 08/13
   L           B1/B+                      3,581                      4.25                  13.14              08/13 - 08/13
   M           B2/B                       7,163                      3.25                  13.14              08/13 - 08/13
   N           B3/B-                      7,163                      2.25                  13.61              08/13 - 06/14
   P           NR/NR                     16,117                       N/A                  17.72              06/14 - 05/24
           TOTAL OFFERED                716,288

(a) The indicated ratings are subject to change. The issuer may elect not to request a rating from each of the indicated rating agencies. Ratings may be requested from other rating agencies in addition to or in lieu of the ratings indicated.

(b) Assuming payment in full based on 0% CPR, no defaults, no repurchases, clean up call not being exercised, and the initial certificate principal balances set forth under Approximate Face Amount.


KEY FEATURES:
-------------
Lead Manager and Underwriter                    Salomon Smith Barney Inc.
Co-Managers and Underwriters                    Greenwich Capital Markets, Inc., Chase Securities Inc.
Loan Originators:                               Greenwich Capital Financial Products, Inc. ("GCFP")
                                                Salomon Brothers Realty Corp. ("SBRC")
                                                GMAC Commercial Mortgage Corp. ("GMAC")
Master Servicer:                                GMAC Commercial Mortgage Corporation
Special Servicer:                               GMAC Commercial Mortgage Corporation
Trustee:                                        Norwest Bank Minnesota, National Association
Cut-Off Date:                                   June 1, 2000
Payment Date:                                   18th of each month, or the following business day (commencing in July, 2000)
ERISA Eligibility:                              Classes "A1", "A2", and "X" are expected to be ERISA eligible under lead manager's exemption.  Other classes may be purchased by ERISA plans only under another exemption (e.g. QPAM, INHAM, if available)
Structure:                                      Sequential Pay
Offering Type:                                  Public - Classes X, A1-G; Private - Classes H-P
Day Count:                                      30 / 360
Tax Treatment:                                  REMIC
Rated Final Distribution Date:                  February 1, 2033
Minimum Denomination:                           $10,000 (classes A - G), or $1,000,000 (class X)
Delivery:                                       DTC
Clean-up Call:                                  1%


================================================================================

COLLATERAL FACTS: (a) (b) (c)
-----------------
Initial Pool Balance:                                               $716,287,804
Number of Mortgage Loans:                                                    267
Number of Properties                                                         272
Average Loan Cut-off Date Balance:                                    $2,682,726  ($223,877 to $28,618,255)
Weighted Average Mortgage Rate:                                           8.191%  (6.870% to 9.875%)
Weighted Average U/W NCF DSCR:                                             1.34x  (1.04x to 3.00x)
Weighted Average Cut-off Date LTV Ratio:                                  69.43%  (27.59% to 84.75%)
Weighted Average Remaining Term to Scheduled Maturity:                  118 mos.  (71 mos. to 287 mos.)
Weighted Average Remaining Amortization Term:                           323 mos.  (135 mos. to 356 mos.)
Weighted Average Seasoning:                                              10 mos.  (4 mos. to 33 mos.)

(a) For each weighted average characteristic presented in the table, the range of individual values for that characteristic appears in parentheses.

(b) For purposes of this Term Sheet, weighted averages are calculated according to the Cut-off Date principal balances of the individual mortgage loans.

(c) For purposes of this Term Sheet, mortgage loans that are part of a cross-collateralized group are presented as individual mortgage loans (without regard to the cross-collateralization), except where otherwise indicated.


                                                                             % OF INITIAL
                                NUMBER OF          AGGREGATE CUT-OFF           MORTGAGE            WTD. AVG.
                                 MORTGAGE            DATE PRINCIPAL              POOL               U/W NCF
     LOAN ORIGINATORS             LOANS                 BALANCE                 BALANCE              DSCR
------------------------------------------------------------------------------------------------------------
          GCFP                     148             $     486,023,933             67.85%              1.34x
          SBRC                      27                   118,271,285             16.51               1.29
          GMAC                      92                   111,992,586             15.64               1.39
------------------------------------------------------------------------------------------------------------
 TOTAL / WEIGHTED AVERAGE          267             $     716,287,804            100.00%              1.34x
------------------------------------------------------------------------------------------------------------

                                                       AGGREGATE CUT-
                                    NUMBER OF             OFF DATE              % OF INITIAL         WTD. AVG.
 RANGE OF CUT-OFF DATE              MORTGAGE             PRINCIPAL                MORTGAGE           U/W NCF
       LTV RATIO                     LOANS                BALANCE               POOL BALANCE          DSCR
------------------------------------------------------------------------------------------------------------
    0.00% to 39.99%                     5              $   3,379,383                0.47%             2.46x
   40.00% to 44.99%                     4                  4,496,508                0.63              1.68
   45.00% to 49.99%                     7                 16,004,415                2.23              1.51
   50.00% to 54.99%                    11                 21,060,383                2.94              1.51
   55.00% to 59.99%                    21                 27,465,545                3.83              1.46
   60.00% to 64.99%                    33                 67,273,088                9.39              1.39
   65.00% to 69.99%                    56                158,820,769               22.17              1.34
   70.00% to 74.99%                    91                308,956,451               43.13              1.30
   75.00% to 84.99%                    39                108,831,262               15.19              1.27
------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE              267              $ 716,287,804              100.00%             1.34X
------------------------------------------------------------------------------------------------------------

                                                       AGGREGATE CUT-
                                    NUMBER OF             OFF DATE             % OF INITIAL         WTD. AVG.
 RANGE OF U/W NCF                   MORTGAGE             PRINCIPAL                MORTGAGE           U/W NCF
      DSCR                           LOANS                BALANCE               POOL BALANCE          DSCR
------------------------------------------------------------------------------------------------------------
 1.00x to 1.09x                         2              $   4,619,411                0.64%             1.05x
 1.10x to 1.19x                         5                 30,319,724                4.23              1.19
 1.20x to 1.24x                        24                 94,196,663               13.15              1.22
 1.25x to 1.29x                        76                207,298,886               28.94              1.28
 1.30x to 1.39x                        82                236,434,025               33.01              1.34
 1.40x to 1.49x                        37                 73,420,325               10.25              1.43
 1.50x to 1.59x                        21                 37,944,357                5.30              1.55
 1.60x to 1.69x                        12                 23,227,419                3.24              1.64
 1.70x to 1.79x                         3                  5,687,372                0.79              1.75
 1.80x to 2.39x                         2                  1,131,651                0.16              2.16
 2.40x to 2.99x                         2                    794,078                0.11              2.61
 3.00x to 3.59x                         1                  1,213,893                0.17              3.00
------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE              267              $ 716,287,804              100.00%             1.34X
------------------------------------------------------------------------------------------------------------


================================================================================

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any Final Private Placement Memorandum for any securities actually sold to you. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended. The Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. Each placement agent makes no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each placement agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the placement agents listed above, and not by the issuer of the securities. None of the placement agents listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
          Commercial Mortgage Pass-Through Certificates, Series 2000-C1
                          $ 644,659,000 (Approximate)

                                                            AGGREGATE CUT-
                                      NUMBER OF                OFF DATE             % OF INITIAL           WTD. AVG.
                                      MORTGAGED               PRINCIPAL               MORTGAGE             U/W NCF
STATE                                 PROPERTIES               BALANCE              POOL BALANCE            DSCR
--------------------------------------------------------------------------------------------------------------------
California                                54                $ 158,970,997               22.19%              1.35x
New York                                  27                  101,650,658               14.19               1.34
Massachusetts                              9                   72,167,959               10.08               1.29
Nevada                                    11                   46,304,973                6.46               1.25
Florida                                   25                   41,405,893                5.78               1.41
Texas                                     30                   34,689,981                4.84               1.34
Pennsylvania                               4                   32,383,208                4.52               1.30
Other                                    112                  228,714,136               31.93               1.35
--------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                 272                $ 716,287,804              100.00%              1.34x
--------------------------------------------------------------------------------------------------------------------

                                         AGGREGATE CUT-  % OF INITIAL                              WTD. AVG.             WTD. AVG.
                             NUMBER OF      OFF DATE       MORTGAGE    AVERAGE CUT-OFF  WTD. AVG.   STATED    WTD. AVG. CUT-OFF DATE
                             MORTGAGED     PRINCIPAL         POOL      DATE PRINCIPAL   MORTGAGE   REMAINING   U/W NCF   LOAN-TO-
PROPERTY TYPES               PROPERTIES     BALANCE        BALANCE        BALANCE         RATE     TERM (MO.)   DSCR    VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
Office                           45      $ 188,926,406      26.38%       $4,198,365       8.029%      118       1.29x     72.07%
Multifamily                      98        160,173,318      22.36         1,617,912       8.135       110       1.32      71.61
Unanchored Retail                55        109,914,651      15.35         1,998,448       8.192       117       1.35      68.75
Industrial                       28         83,496,096      11.66         2,982,003       8.465       114       1.31      69.18
Anchored Retail                   7         49,389,199       6.90         7,055,600       8.161       119       1.33      67.82
Office/Retail                    11         42,490,237       5.93         3,862,749       7.834       140       1.39      66.26
Full Service Hotel                6         36,962,179       5.16         6,160,363       8.519       108       1.47      60.90
Limited Service Hotel             9         19,935,076       2.78         2,215,008       8.998       201       1.54      59.29
Mixed Use                         3         12,613,771       1.76         4,204,590       8.360       109       1.33      70.37
Mobile Home Park                  8          8,848,463       1.24         1,106,058       8.381       109       1.41      67.74
Self Storage                      1          3,538,410       0.49         3,538,410       8.620       113       1.44      65.53
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL / WEIGHTED AVERAGE    272      $ 716,287,804     100.00%       $2,633,411       8.191%      118       1.34x     69.43%
------------------------------------------------------------------------------------------------------------------------------------


================================================================================

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any Final Private Placement Memorandum for any securities actually sold to you. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended. The Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. Each placement agent makes no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each placement agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the placement agents listed above, and not by the issuer of the securities. None of the placement agents listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET




--------------------------------------------------------------------------------
                                  BOND CLASSES
--------------------------------------------------------------------------------


                              SERIES 2000-C1 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------
                                      APPROX.
                                        % OF
                        INITIAL       INITIAL   APPROX.                       WEIGHTED
                       AGGREGATE      MORTGAGE  INITIAL                       AVERAGE                            PRINCIPAL
                       BALANCE OR       POOL    CREDIT   PASS-THROUGH RATE     LIFE                  ERISA        PAYMENT
CLASS  RATINGS (1)  NOTIONAL AMOUNT   BALANCE   SUPPORT    DESCRIPTION (4)   (YEARS)(3)   DELIVERY  ELIGIBLE     WINDOW (3)
  X     Aaa/AAAr    $716,287,804 (2)  100.00%     N/A       Variable Rate        N/A        DTC       Yes           N/A
 A-1     Aaa/AAA      $128,000,000     17.87%    25.50%      Capped WAC         5.70        DTC       Yes      07/00 - 11/08
 A-2     Aaa/AAA      $405,634,000     56.63%    25.50%      Capped WAC         9.14        DTC       Yes      11/08 - 12/09
  B      Aa2/AA       $35,814,000       5.00%    20.50%      Capped WAC         9.54        DTC       N/A      12/09 - 01/10
  C       A2/A        $30,443,000       4.25%    16.25%      Capped WAC         9.56        DTC       N/A      01/10 - 01/10
  D       A3/A-       $10,744,000       1.50%    14.75%      Capped WAC         9.56        DTC       N/A      01/10 - 01/10
  E     Baa1/BBB+      $8,953,000       1.25%    13.50%      Capped WAC         9.56        DTC       N/A      01/10 - 01/10
  F     Baa2/BBB      $14,326,000       2.00%    11.50%      Capped WAC         9.59        DTC       N/A      01/10 - 02/10
  G     Baa3/BBB-     $10,745,000       1.50%    10.00%      Capped WAC         9.64        DTC       N/A      02/10 - 02/10

PRIVATELY PLACED CLASSES
------------------------------------------------------------------------------------------------------------------------------
  H      Ba1/BB+      $14,325,000       2.00%    8.00%       Fixed Rate          9.64     Physical    N/A      02/10 - 03/10
  J      Ba2/BB       $17,907,000       2.50%    5.50%       Fixed Rate         11.94     Physical    N/A      03/10 - 08/13
  K      Ba3/BB-       $5,373,000       0.75%    4.75%       Fixed Rate         13.14     Physical    N/A      08/13 - 08/13
  L       B1/B+        $3,581,000       0.50%    4.25%       Fixed Rate         13.14     Physical    N/A      08/13 - 08/13
  M       B2/B         $7,163,000       1.00%    3.25%       Fixed Rate         13.14     Physical    N/A      08/13 - 08/13
  N       B3/B-        $7,163,000       1.00%    2.25%       Fixed Rate         13.61     Physical    N/A      08/13 - 06/14
  P       NR/NR       $16,116,804       2.25%     N/A        Fixed Rate         17.72     Physical    N/A      06/14 - 05/24
------------------------------------------------------------------------------------------------------------------------------
Total Securities:      $716,287,804
------------------------------------------------------------------------------------------------------------------------------


(1) Ratings shown are those of Moodys Investor's Service and Standard & Poor's Ratings Services, respectively.

(2) Initial aggregate notional amount. The aggregate notional amount of the class "X" certificates will be used solely to calculate the accrual of interest with respect to those certificates. The class "X" certificates will not have principal balances and will not entitle their holders to payments of principal. They will, however, entitle their holders to prepayment premiums, if any. The pass-through rate of the class "X" certificate is the excess of the Weighted Average Adjusted Net Mortgage Interest Rate over the respective pass-through rates of the bonds.

(3) Calculated based upon the assumption that the borrower will: a) not prepay the loan prior to the stated maturity, b) if applicable, pay the loan in full, on any anticipated repayment date, c) make all payments in a timely fashion, and d) not receive a balloon extension.

(4) The pass-through rate for each of the publicly offered classes of certificates, other than class "X" certificates, will be the lesser of a) a fixed rate and b) the Weighted Average Pool Pass-Through Rate.

                               STRUCTURAL OVERVIEW



[ ] Offered Certificates     [ ] Certificates Not Offered
                                                                                                                             -------
                                                                                                                             Initial
--------------------------------------------------------------------------------------------------------------------------   Net WAC
           X-IO                                                                                                              -------
         Aaa/AAAr           ---------------------------------------------------
$716.3 MM Notional Amount     B      C     D        E          F         G
--------------------------  Aa2/AA  A2/A  A3/A-  Baa1/BBB+  Baa2/BBB  Baa3/BBB- ---------------------------------------------------

                                                                                   H       J       K        L      M     N      P
                  A2                                                            Ba1/BB+  Ba2/BB  Ba3/BB-  B1/B+  B2/B  B3/B-  NR/NR
  A1            Aaa/AAA
Aaa/AAA

-----------------------------------------------------------------------------------------------------------------------------------

Note: Classes are not drawn to scale

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           STRUCTURAL OVERVIEW - CONT.

-      The Mortgage Pool will be comprised of one Loan Group

       Principal will be paid sequentially to Class A1, A2, B, C, D, E, F, G, H, J, K, L, M, N and P Certificates (If principal balances of all such Classes other than Classes A1 and A2 have reduced to zero, principal will be allocated to Class A1 and A2 pro-rata)

- Class X will receive interest payments pro-rata (based on interest entitlements) with the Class A1 and Class A2 Certificates each month

- Each of the Classes (except Class X) will be subordinate to earlier alphabetically lettered classes (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata to Classes A1 and A2)

- The Master Servicer will cover net prepayment interest shortfalls, up to the portion of the Master Servicing Fee equal to 0.02% per annum. Net shortfalls (after application of prepayment interest excesses and Servicer coverage from the Master Servicing Fee) will be allocated in reverse alphabetical order to the interest-bearing Certificates (other than the Class A1, Class A2 and Class X) and then pro-rata (based on interest entitlements) to the Class A1, Class A2 and Class X Certificates

-      All Classes will pay interest on a 30/360 basis

- Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes with certificate balances (in the case of the Class A1 and Class A2 Certificates, pro rata based on certificate balances)

- IO protected with regard to loan modifications and waivers that reduce Mortgage Rate


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any Final Private Placement Memorandum for any securities actually sold to you. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended. The Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. Each placement agent makes no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each placement agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the placement agents listed above, and not by the issuer of the securities. None of the placement agents listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                             PREPAYMENT PROVISIONS


       INITIAL LOAN POOL PREPAYMENT RESTRICTIONS COMPOSITION OVER TIME (1)

                         MONTHS FOLLOWING CUT-OFF DATE

PREPAYMENT RESTRICTION                 0             12           24             36           48
----------------------                 -             --           --             --           --
Remaining Pool Balance (2)          100.00%        98.97%        97.85%        96.64%        95.34%

Locked/Defeasance                    95.62         95.66         95.03         94.04         89.09
Yield Maintenance                     4.38          4.34          4.97          5.96         10.32
5% Premium                            0.00          0.00          0.00          0.00          0.09
4% Premium                            0.00          0.00          0.00          0.00          0.00
3% Premium                            0.00          0.00          0.00          0.00          0.49
2% Premium                            0.00          0.00          0.00          0.00          0.00
1% Premium                            0.00          0.00          0.00          0.00          0.00
Open                                  0.00          0.00          0.00          0.00          0.00
----------------------------------------------------------------------------------------------------
               Total                100.00%       100.00%       100.00%       100.00%       100.00%

Prepayment Restriction                 60            72            84            96           108
----------------------                 --            --            --            --           ---
Remaining Pool Balance (2)           93.91%        92.19%        89.63%        86.20%        66.20%
Locked/Defeasance                    87.44         87.26         87.77         87.31         62.31
Yield Maintenance                    11.07         11.26         11.24         10.06          5.17
5% Premium                            0.00          0.00          0.00          0.00          0.04
4% Premium                            0.09          0.00          0.00          0.00          0.00
3% Premium                            0.90          0.09          0.00          0.00          0.00
2% Premium                            0.49          0.89          0.09          0.00          0.00
1% Premium                            0.00          0.00          0.16          0.09          0.00
Open                                  0.00          0.49          0.74          2.54         32.48
------------------------------------------------------------------------------------------------------
               Total                100.00%       100.00%       100.00%       100.00%       100.00%

(1) All numbers, unless otherwise noted, are as a percentage of the aggregate pool balance at the specified point in time.

(2) Remaining aggregate mortgage loan pool balance as a percentage of the Initial Pool Balance at the specified point in time.



                               PREPAYMENT PREMIUM

                                               AGGREGATE CUT-   % OF INITIAL
                                NUMBER OF        OFF DATE         MORTGAGE     HIGHEST CUT-OFF
                                MORTGAGE         PRINCIPAL         POOL        DATE PRINCIPAL
PREPAYMENT PREMIUM               LOANS           BALANCE          BALANCE         BALANCE
------------------------------------------------------------------------------------------------
Lockout/Defeasance                180       $  608,177,073         84.91%      $  28,618,255
Lockout/> of YM or 1%              44           56,691,332          7.91           5,259,510
Lockout/YM                          3           21,098,310          2.95          12,904,150
> of YM or 1%                      25           16,412,173          2.29           1,810,481
> of YM or 1%/Declining Fee         6            4,789,155          0.67           1,578,624
Lockout/Declining Fee               5            4,215,798          0.59           1,470,069
YM/Declining Fee                    3            3,795,239          0.53           1,440,456
YM                                  1            1,108,725          0.15           1,108,725
------------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE       267       $  716,287,804        100.00%
------------------------------------------------------------------------------------------------

                                              WTD. AVG.
                                  WTD. AVG.    STATED      WTD. AVG.    WTD. AVG. CUT-
                                  MORTGAGE    REMAINING    U/W NCF      OFF DATE LOAN-
PREPAYMENT PREMIUM                 RATE       TERM (MO.)    DSCR        TO-VALUE RATIO
-----------------------------------------------------------------------------------------
Lockout/Defeasance                8.225%        117         1.32x           70.13%
Lockout/> of YM or 1%             8.039         120         1.39            66.55
Lockout/YM                        7.423         174         1.44            62.37
> of YM or 1%                     8.032         106         1.45            62.15
> of YM or 1%/Declining Fee       8.373         137         1.34            65.39
Lockout/Declining Fee             9.243         80          1.43            71.60
YM/Declining Fee                  8.646         87          1.45            72.12
YM                                8.250         95          1.26            73.92
-----------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE       8.191%        118         1.34X           69.43%
-----------------------------------------------------------------------------------------

                      PREPAYMENT PREMIUM BY MORTGAGE RATE

                                                                                                                       % OF POOL
                                                         % OF INITIAL                  WTD. AVG.       % OF POOL        BALANCE
                         NUMBER OF    AGGREGATE CUT-OFF    MORTGAGE    WTD. AVG.        STATED          BALANCE      LOCKOUT THEN
                         MORTGAGE      DATE PRINCIPAL        POOL      MORTGAGE       REMAINING       LOCKOUT THEN   GREATER OF 1%
MORTGAGE RATE             LOANS           BALANCE          BALANCE       RATE         TERM (MO.)       DEFEASANCE    OR YLD. MAINT.
-----------------------------------------------------------------------------------------------------------------------------------
6.75% to 6.99%              1         $    5,259,510        0.73%        6.870%         99               0.00%          0.73%
7.00% to 7.24%              4             14,374,618        2.01         7.088          99               1.08           0.93
7.25% to 7.49%              8             18,272,420        2.55         7.322          120              0.83           0.57
7.50% to 7.74%              14            77,339,871       10.80         7.606          145              8.42           0.16
7.75% to 7.99%              42            88,671,134       12.38         7.875          115             10.18           1.15
8.00% to 8.24%              55           193,989,143       27.08         8.119          111             25.66           0.47
8.25% to 8.49%              59           152,606,908       21.31         8.338          112             19.02           1.70
8.50% to 8.74%              36            80,856,661       11.29         8.609          132             10.45           0.74
8.75% to 8.99%              30            45,304,937        6.32         8.853          123              4.66           1.01
9.00% to 9.24%              9             27,149,293        3.79         9.114          113              3.66           0.13
9.25% to 9.49%              7             10,731,831        1.50         9.309          104              0.90           0.11
9.50% to 9.99%              2              1,731,479        0.24         9.854          118              0.04           0.20
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE    267         $  716,287,804      100.00%        8.191%         118             84.91%          7.91%
-----------------------------------------------------------------------------------------------------------------------------------

                                                           % OF POOL       % OF POOL
                           % OF POOL        % OF POOL        BALANCE         BALANCE       % OF POOL
                           BALANCE          BALANCE       GREATER OF 1%     LOCKOUT      BALANCE YLD.
                           LOCKOUT         GREATER OF     OR YLD. MAINT.     THEN        MAINT. THEN    % OF POOL
                           THEN YLD.        1% OR YLD.    THEN DECLINING    DECLINING      DECLINING      BALANCE
MORTGAGE RATE              MAINT.            MAINT.           FEE            FEE             FEE        YLD. MAINT.
-------------------------------------------------------------------------------------------------------------------
6.75% to 6.99%             0.00%            0.00%            0.00%           0.00%         0.00%          0.00%
7.00% to 7.24%             0.00             0.00             0.00            0.00          0.00           0.00
7.25% to 7.49%             1.14             0.00             0.00            0.00          0.00           0.00
7.50% to 7.74%             1.80             0.42             0.00            0.00          0.00           0.00
7.75% to 7.99%             0.00             1.05             0.00            0.00          0.00           0.00
8.00% to 8.24%             0.00             0.53             0.42            0.00          0.00           0.00
8.25% to 8.49%             0.00             0.20             0.04            0.00          0.19           0.15
8.50% to 8.74%             0.00             0.00             0.00            0.10          0.00           0.00
8.75% to 8.99%             0.00             0.10             0.21            0.00          0.34           0.00
9.00% to 9.24%             0.00             0.00             0.00            0.00          0.00           0.00
9.25% to 9.49%             0.00             0.00             0.00            0.49          0.00           0.00
9.50% to 9.99%             0.00             0.00             0.00            0.00          0.00           0.00
-------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE     2.95%            2.29%            0.67%           0.59%         0.53%          0.15%
-------------------------------------------------------------------------------------------------------------------

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any Final Private Placement Memorandum for any securities actually sold to you. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended. The Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. Each placement agent makes no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each placement agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the placement agents listed above, and not by the issuer of the securities. None of the placement agents listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                        ALLOCATION OF PREPAYMENT PREMIUMS

Prepayment premiums will be allocated between the Publicly Offered Certificates then entitled to principal distributions and the Class X Certificates as follows:

       - A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Publicly Offered Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Publicly Offered Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

               -----------------------------------------------------------------------------
                     Prepayment                  (Pass-Through Rate - Discount Rate )
                 Premium Allocation      =    ------------------------------------------
                     Percentage                     (Mortgage Rate - Discount Rate)

               -----------------------------------------------------------------------------

       - The remaining percentage of the Prepayment Premiums will be allocated to the Class X Certificates

       - In general, this formula provides for an increase in the allocation of Prepayment Premiums to the Publicly Offered Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise

       Allocation of Prepayment Premiums Example

Discount Rate Fraction Methodology:
      Mortgage Rate                                       =  9%
      Bond Class Rate                                     =  7%
      Treasury Rate                                       =  6%

                     BOND CLASS ALLOCATION                 CLASS X ALLOCATION
        ---------------------------------------------------------------------------------------
                    7% - 6%
                    -------  = 33 1/3%         Receives excess premiums = 66 2/3% thereof
                    9% - 6%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any Final Private Placement Memorandum for any securities actually sold to you. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended. The Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. Each placement agent makes no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each placement agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the placement agents listed above, and not by the issuer of the securities. None of the placement agents listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                                 TOP TEN LOANS

TEN LARGEST LOANS:
-----------------                                                         LOAN
PROPERTY NAME(S)                                                          ORIGINATOR     PROPERTY TYPE
-------------------------------------------------------------------------------------------------------------

Putnam Building                                                           SBRC           Office
Los Cabos II Apartments & Jovanna Villas Apartments(*)                    GCFP           Multifamily
Sunrise Plaza Shopping Center                                             GCFP           Anchored Retail
Hasbrouck & Torview Apartments                                            GCFP           Multifamily
Sports Arena Village                                                      SBRC           Office/Retail
Holiday Inn Somerset                                                      GCFP           Full Service Hotel
Southridge Shopping Center                                                GCFP           Anchored Retail
Stewart Plaza                                                             GCFP           Office
The Carriage Building (Building 39)                                       GCFP           Office
1000 Adams Avenue                                                         GCFP           Office
-------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE
-------------------------------------------------------------------------------------------------------------

                                                                            AGGREGATE CUT-  % OF INITIAL
TEN LARGEST LOANS:                                                            OFF DATE        MORTGAGE         WTD. AVG.
-----------------                                                             PRINCIPAL        POOL            MORTGAGE
PROPERTY NAME(S)                                                              BALANCE         BALANCE          RATE
-------------------------------------------------------------------------------------------------------------------------
Putnam Building                                                           $   28,618,255      4.00             7.570%
Los Cabos II Apartments & Jovanna Villas Apartments(*)                        23,685,052      3.31             8.300
Sunrise Plaza Shopping Center                                                 14,887,463      2.08             8.140
Hasbrouck & Torview Apartments                                                14,641,647      2.04             8.140
Sports Arena Village                                                          12,904,150      1.80             7.510
Holiday Inn Somerset                                                          12,899,824      1.80             9.140
Southridge Shopping Center                                                    11,417,665      1.59             8.670
Stewart Plaza                                                                 11,180,811      1.56             7.920
The Carriage Building (Building 39)                                           10,957,230      1.53             8.220
1000 Adams Avenue                                                             10,862,493      1.52             8.020
-------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                                                  $   152,054,590     21.23%           8.110%
-------------------------------------------------------------------------------------------------------------------------

                                                                          WTD. AVG.                    WTD. AVG.
TEN LARGEST LOANS:                                                        STATED         WTD. AVG.     CUT-OFF DATE
-----------------                                                         REMAINING      U/W NCF       LOAN-TO-
PROPERTY NAME(S)                                                          TERM (MO.)     DSCR          VALUE RATIO
--------------------------------------------------------------------------------------------------------------------------

Putnam Building                                                           158            1.21x         78.95%
Los Cabos II Apartments & Jovanna Villas Apartments(*)                    115            1.20          74.19
Sunrise Plaza Shopping Center                                             115            1.32          73.70
Hasbrouck & Torview Apartments                                            113            1.26          72.84
Sports Arena Village                                                      216            1.35          66.18
Holiday Inn Somerset                                                      110            1.41          61.43
Southridge Shopping Center                                                116            1.33          68.17
Stewart Plaza                                                             108            1.35          73.08
The Carriage Building (Building 39)                                       113            1.30          67.02
1000 Adams Avenue                                                         111            1.22          78.71
--------------------------------------------------------------------------------------------------------------------------
Total / Weighted Average                                                  130            1.28x         72.42%
--------------------------------------------------------------------------------------------------------------------------

(*) Represents a cross-defaulted and cross-collateralized loan group.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any Final Private Placement Memorandum for any securities actually sold to you. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended. The Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. Each placement agent makes no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each placement agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the placement agents listed above, and not by the issuer of the securities. None of the placement agents listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


             DISTRIBUTION OF MORTGAGED PROPERTIES BY PROPERTY TYPE


                                           AGGREGATE CUT-    % OF INITIAL
                             NUMBER OF        OFF DATE         MORTGAGE         AVERAGE CUT-OFF
                             MORTGAGED        PRINCIPAL          POOL            DATE PRINCIPAL
PROPERTY TYPES               PROPERTIES        BALANCE          BALANCE             BALANCE
-------------------------------------------------------------------------------------------------
Office                           45       $ 188,926,406        26.38%             $4,198,365
Multifamily                      99         160,173,318        22.36               1,617,912
Unanchored Retail                55         109,914,651        15.35               1,998,448
Industrial                       28          83,496,096        11.66               2,982,003
Anchored Retail                   7          49,389,199         6.90               7,055,600
Office/Retail                    11          42,490,237         5.93               3,862,749
Full Service Hotel                6          36,962,179         5.16               6,160,363
Limited Service Hotel             9          19,935,076         2.78               2,215,008
Mixed Use                         3          12,613,771         1.76               4,204,590
Mobile Home Park                  8           8,848,463         1.24               1,106,058
Self Storage                      1           3,538,410         0.49               3,538,410
-------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE        272       $ 716,287,804       100.00%             $2,633,411
-------------------------------------------------------------------------------------------------


                                              WTD. AVG.                           WTD. AVG.
                              WTD. AVG.        STATED         WTD. AVG.         CUT-OFF DATE
                              MORTGAGE       REMAINING        U/W NCF            LOAN-TO-
PROPERTY TYPES                  RATE         TERM (MO.)        DSCR             VALUE RATIO
-----------------------------------------------------------------------------------------------
Office                         8.029%           118            1.29x              72.07%
Multifamily                    8.135            110            1.32               71.61
Unanchored Retail              8.192            117            1.35               68.75
Industrial                     8.465            114            1.31               69.18
Anchored Retail                8.161            119            1.33               67.82
Office/Retail                  7.834            140            1.39               66.26
Full Service Hotel             8.519            108            1.47               60.90
Limited Service Hotel          8.998            201            1.54               59.29
Mixed Use                      8.360            109            1.33               70.37
Mobile Home Park               8.381            109            1.41               67.74
Self Storage                   8.620            113            1.44               65.53
-------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE       8.191%           118            1.34X              69.43%
-------------------------------------------------------------------------------------------------

             [PIE GRAPH]

Self Storage                    0.49%
Mobile Home Park                1.24%
Mixed Use                       1.76%
Limited Service Hotel           2.78%
Full Service Hotel              5.16%
Office/Retail                   5.93%
Anchored Retail                 6.90%
Industrial                     11.66%
Unanchored Retail              15.35%
Multifamily                    22.36%
Office                         26.38%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any Final Private Placement Memorandum for any securities actually sold to you. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended. The Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. Each placement agent makes no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each placement agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the placement agents listed above, and not by the issuer of the securities. None of the placement agents listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE


                                            AGGREGATE CUT-
                             NUMBER OF      OFF DATE           % OF INITIAL
                             MORTGAGED      PRINCIPAL          MORTGAGE
STATE                        PROPERTIES     BALANCE            POOL BALANCE
--------------------------------------------------------------------------------
California                   54             158,970,997         22.19%
New York                     27             101,650,658         14.19%
Massachusetts                 9              72,167,959         10.08%
Nevada                       11              46,304,973          6.46%
Florida                      25              41,405,893          5.78%
Texas                        30              34,689,981          4.84%
Pennsylvania                  4              32,383,208          4.52%
New Jersey                   10              25,965,176          3.62%
Arizona                       9              21,879,227          3.05%
Minnesota                     4              19,120,362          2.67%
Maryland                      4              18,250,659          2.55%
Oregon                        6              13,031,867          1.82%
Washington                    6              12,824,476          1.79%
Connecticut                   7              11,633,217          1.62%
Ohio                         13              11,119,250          1.55%
Louisiana                     7              10,667,056          1.49%
Georgia                       6               9,894,526          1.38%
Michigan                      4               9,843,863          1.37%
Illinois                      2               9,189,127          1.28%
Mississippi                   5               8,693,535          1.21%
Virginia                      2               4,694,308          0.66%
North Carolina                3               4,424,927          0.62%
Vermont                       1               4,424,160          0.62%
Arkansas                      1               3,488,140          0.49%
Indiana                       2               3,325,035          0.46%
Utah                          1               3,215,949          0.45%
Missouri                      2               3,098,572          0.43%
Colorado                      3               3,048,429          0.43%
Maine                         2               2,578,542          0.36%
Tennessee                     1               2,554,420          0.36%
West Virginia                 1               2,269,770          0.32%
Wisconsin                     1               2,105,829          0.29%
Rhode Island                  1               1,842,937          0.26%
Idaho                         1               1,493,286          0.21%
Kentucky                      1               1,439,330          0.20%
New Hampshire                 4               1,280,775          0.18%
Nebraska                      1                 999,938          0.14%
Kansas                        1                 317,445          0.04%
--------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE    272            $716,287,804        100.00%
--------------------------------------------------------------------------------

                                                                WTD. AVG.
                          CUMULATIVE %                          STATED                           WTD. AVG. CUT-
                          OF INITIAL POOL     WTD. AVG.         REMAINING      WTD. AVG. U/W     OFF DATE LOAN-
STATE                     BALANCE             MORTGAGE RATE     TERM (MO.)     NCF DSCR          TO-VALUE RATIO
----------------------------------------------------------------------------------------------------------------
California                22.19%              8.026%            120            1.35x             69.56%
New York                  36.39%              8.158%            113            1.34              68.08%
Massachusetts             46.46%              7.864%            130            1.29              73.32%
Nevada                    52.92%              8.381%            115            1.25              70.50%
Florida                   58.71%              8.159%            109            1.41              68.13%
Texas                     63.55%              8.461%            104            1.34              69.10%
Pennsylvania              68.07%              8.101%            112            1.30              71.86%
New Jersey                71.69%              8.753%            114            1.42              65.29%
Arizona                   74.75%              7.982%            107            1.33              67.24%
Minnesota                 77.42%              8.508%            126            1.29              70.12%
Maryland                  79.97%              8.524%            112            1.29              74.19%
Oregon                    81.79%              8.215%            115            1.30              68.14%
Washington                83.58%              8.186%            117            1.34              67.07%
Connecticut               85.20%              8.351%            112            1.52              67.97%
Ohio                      86.75%              8.074%            109            1.42              61.73%
Louisiana                 88.24%              8.472%            188            1.44              64.22%
Georgia                   89.62%              8.458%            114            1.38              70.18%
Michigan                  91.00%              8.656%            136            1.32              67.57%
Illinois                  92.28%              8.760%            113            1.26              72.87%
Mississippi               93.49%              8.486%            193            1.37              65.29%
Virginia                  94.15%              8.036%            109            1.30              67.02%
North Carolina            94.77%              8.418%            124            1.31              69.90%
Vermont                   95.38%              8.120%            106            1.31              77.62%
Arkansas                  95.87%              8.030%            114            1.26              74.22%
Indiana                   96.34%              7.870%            109            1.26              75.77%
Utah                      96.78%              8.070%            113            1.25              73.09%
Missouri                  97.22%              8.072%            107            1.43              70.33%
Colorado                  97.64%              7.855%            105            1.41              66.64%
Maine                     98.00%              8.972%            112            1.38              71.18%
Tennessee                 98.36%              7.130%             98            1.17              76.82%
West Virginia             98.68%              7.375%            211            1.16              70.60%
Wisconsin                 98.97%              8.970%            116            1.25              72.61%
Rhode Island              99.23%              8.290%            113            1.31              59.45%
Idaho                     99.44%              8.090%            112            1.28              74.66%
Kentucky                  99.64%              9.875%            114            1.58              47.98%
New Hampshire             99.82%              8.560%            108            1.59              65.18%
Nebraska                  99.96%              8.030%            106            1.40              62.50%
Kansas                   100.00%              8.625%            103            1.32              73.74%
--------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                      8.191%            118            1.34x             69.43%
--------------------------------------------------------------------------------------------------------

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any Final Private Placement Memorandum for any securities actually sold to you. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended. The Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. Each placement agent makes no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each placement agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the placement agents listed above, and not by the issuer of the securities. None of the placement agents listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE


                            [UNITED STATES MAP LOGO]


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any Final Private Placement Memorandum for any securities actually sold to you. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended. The Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. Each placement agent makes no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each placement agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the placement agents listed above, and not by the issuer of the securities. None of the placement agents listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

             DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                       Aggregate Cut-
                                          Number of       off Date       % of Initial
                                           Mortgage      Principal      Mortgage Pool
     Range of Cut-off Date Balances         Loans         Balance          Balance
--------------------------------------------------------------------------------------
$               0    to   $      999,999       78    $   47,100,589         6.58%
$       1,000,000    to   $    2,499,999      101       164,982,801        23.03
$       2,500,000    to   $    4,999,999       50       173,609,111        24.24
$       5,000,000    to   $    7,499,999       20       118,550,226        16.55
$       7,500,000    to   $    9,999,999        7        59,628,273         8.32
$      10,000,000    to   $   14,999,999       10       123,798,550        17.28
$      15,000,000    to   $   29,999,999        1        28,618,255         4.00
--------------------------------------------------------------------------------------
Total / Weighted Average                      267    $  716,287,804       100.00%
--------------------------------------------------------------------------------------

                                      Wtd. Avg.
     Cumulative %                       Stated                     Wtd. Avg. Cut-
   of Initial Pool     Wtd. Avg.      Remaining   Wtd. Avg. U/W    off Date Loan-
       Balance       Mortgage Rate    Term (Mo.)     NCF DSCR      to-Value Ratio
--------------------------------------------------------------------------------------
           6.58%          8.448%          115          1.43x            64.34%
          29.61           8.288           120          1.35             68.37
          53.85           8.194           115          1.36             69.33
          70.40           8.066           111          1.36             67.41
          78.72           8.274           114          1.27             73.34
          96.00           8.184           123          1.30             70.80
         100.00           7.570           158          1.21             78.95
--------------------------------------------------------------------------------------
                          8.191%          118          1.34x            69.43%
--------------------------------------------------------------------------------------


 Range of Cut-Off Date
Principal Balances ($MM)         % of Initial Mortgage Pool Balance
------------------------         ----------------------------------
      0.00 - 0.99                            6.58%

      1.00 - 2.49                           23.03%

      2.50 - 4.99                           24.24%

      5.00 - 7.49                           16.55%

      7.50 - 9.99                            8.32%

     10.00 - 14.99                          17.28%

     15.00 - 29.99                           4.00%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

       DISTRIBUTION OF MORTGAGE LOANS BY UNDERWRITTEN  NET CASH FLOW DSCR

                                      Aggregate Cut-
                          Number of      off Date       % of Initial
                           Mortgage     Principal      Mortgage Pool
 Range of U/W NCF DSCR      Loans        Balance          Balance
---------------------------------------------------------------------
   1.00x  to  1.09x             2    $    4,619,411         0.64%
   1.10x  to  1.19x             5        30,319,724         4.23
   1.20x  to  1.24x            24        94,196,663        13.15
   1.25x  to  1.29x            76       207,298,886        28.94
   1.30x  to  1.39x            82       236,434,025        33.01
   1.40x  to  1.49x            37        73,420,325        10.25
   1.50x  to  1.59x            21        37,944,357         5.30
   1.60x  to  1.69x            12        23,227,419         3.24
   1.70x  to  1.79x             3         5,687,372         0.79
   1.80x  to  2.39x             2         1,131,651         0.16
   2.40x  to  2.99x             2           794,078         0.11
   3.00x  to  3.59x             1         1,213,893         0.17
---------------------------------------------------------------------
Total / Weighted Average      267    $  716,287,804       100.00%
---------------------------------------------------------------------




     Cumulative %                    Wtd. Avg. Stated                   Wtd. Avg. Cut-
   of Initial Pool     Wtd. Avg.      Remaining Term    Wtd. Avg. U/W   off Date Loan-
       Balance       Mortgage Rate        (Mo.)            NCF DSCR     to-Value Ratio
---------------------------------------------------------------------------------------
       0.64%              8.103%            201              1.05x            72.06%
       4.88               8.096             120              1.19             74.13
      18.03               8.037             126              1.22             74.79
      46.97               8.250             113              1.28             71.93
      79.98               8.177             120              1.34             69.58
      90.23               8.392             114              1.43             64.47
      95.52               7.996             117              1.55             58.81
      98.77               8.066             126              1.64             55.77
      99.56               8.881             109              1.75             68.31
      99.72               8.220             111              2.16             36.17
      99.83               8.225             105              2.61             30.69
     100.00               8.875             111              3.00             27.59
---------------------------------------------------------------------------------------
                          8.191%            118              1.34x            69.43%
---------------------------------------------------------------------------------------

 Range of U/W NCF DSCR           % of Initial Mortgage Pool Balance
------------------------         ----------------------------------
       1.00 - 1.09x                          0.64%

       1.10 - 1.19x                          4.23%

       1.20 - 1.24x                         13.15%

       1.25 - 1.29x                         28.94%

       1.30 - 1.39x                         33.01%

       1.40 - 1.49x                         10.25%

       1.50 - 1.59x                          5.30%

       1.60 - 1.69x                          3.24%

       1.70 - 1.79x                          0.79%

       1.80 - 2.39x                          0.16%

       2.40 - 2.99x                          0.11%

       3.00 - 3.59x                          0.17%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

       DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE LOAN TO VALUE RATIO

                                        Aggregate Cut-   % of Initial
                           Number of       off Date        Mortgage
 Range of Cut-off Date      Mortgage       Principal         Pool
      LTV Ratio              Loans        Balance          Balance
---------------------------------------------------------------------
  0.00%  to  39.99%            5       $    3,379,383        0.47%
 40.00%  to  44.99%            4            4,496,508        0.63
 45.00%  to  49.99%            7           16,004,415        2.23
 50.00%  to  54.99%           11           21,060,383        2.94
 55.00%  to  59.99%           21           27,465,545        3.83
 60.00%  to  64.99%           33           67,273,088        9.39
 65.00%  to  69.99%           56          158,820,769       22.17
 70.00%  to  74.99%           91          308,956,451       43.13
 75.00%  to  84.99%           39          108,831,262       15.19
---------------------------------------------------------------------
Total / Weighted Average     267      $   716,287,804      100.00%
---------------------------------------------------------------------


                             Wtd. Avg.
    Cumulative    Wtd. Avg.    Stated      Wtd. Avg.  Wtd. Avg. Cut-
   % of Initial    Mortgage  Remaining      U/W NCF   off Date Loan-
   Pool Balance      Rate    Term (Mo.)      DSCR     to-Value Ratio
---------------------------------------------------------------------
      0.47%         8.359%     108           2.46x       31.95%
      1.10          9.022      119           1.68        41.45
      3.33          8.269      149           1.51        46.85
      6.27          8.034      128           1.51        52.67
     10.11          8.072      117           1.46        57.92
     19.50          8.488      122           1.39        62.55
     41.67          8.222      119           1.34        67.76
     84.81          8.197      113           1.30        72.95
    100.00          7.957      123           1.27        77.95
---------------------------------------------------------------------
                    8.191%     118           1.34x       69.43%
---------------------------------------------------------------------

 Range of Cut-Off Date
       LTV Ratio                 % of Initial Mortgage Pool Balance
------------------------         ----------------------------------
      0.00 - 39.99                                0.47%

     40.00 - 44.99                                0.63%

     45.00 - 49.99                                2.23%

     50.00 - 54.99                                2.94%

     55.00 - 59.99                                3.83%

     60.00 - 64.99                                9.39%

     65.00 - 69.99                               22.17%

     70.00 - 74.99                               43.13%

     75.00 - 84.99                               15.19%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

     DISTRIBUTION OF MORTGAGE LOANS BY REMAINING TERM TO SCHEDULED MATURITY


                             Number of     Aggregate Cut-     % of Initial
 Range of Remaining Term to   Mortgage   off Date Principal     Mortgage
       Maturity (Mos.)         Loans          Balance         Pool Balance
--------------------------------------------------------------------------
       0  to  83                  6       $     8,158,517         1.14%
      84  to  95                  8            13,965,464         1.95
      96  to  107                76           111,751,512        15.60
     108  to  119               155           510,222,061        71.23
     120  to  179                 7            38,335,565         5.35
     180  to  239                11            24,928,036         3.48
     240  to  359                 4             8,926,649         1.25
--------------------------------------------------------------------------
Total / Weighted Average        267       $   716,287,804       100.00%
--------------------------------------------------------------------------

                                   Wtd. Avg.
     Cumulative % of    Wtd. Avg.   Stated     Wtd. Avg.   Wtd. Avg. Cut-
     Initial Mortgage    Mortgage  Remaining    U/W NCF    off Date Loan-
       Pool Balance        Rate    Term (Mo.)    DSCR      to-Value Ratio
--------------------------------------------------------------------------
        1.14%             8.778%       76        1.34x        69.06%
        3.09              8.068        91        1.45         64.95
       18.69              7.818       104        1.41         66.60
       89.92              8.304       112        1.32         70.26
       95.27              7.797       160        1.24         73.31
       98.75              7.846       214        1.27         67.40
      100.00              8.730       287        1.52         54.27
--------------------------------------------------------------------------
                          8.191%      118        1.34x        69.43%
--------------------------------------------------------------------------

   Range of Remaining Term
to Scheduled Maturity (Months)   % of Initial Mortgage Pool Balance
------------------------------   ----------------------------------
            0 - 83                           1.14%

           84 - 95                           1.95%

           96 - 107                         15.60%

          108 - 119                         71.23%

          120 - 179                          5.35%

          180 - 239                          3.48%

          240 - 359                          1.25%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET




-------------------------------------------------------------------------------
TEN LARGEST LOANS
ASSET AND LOAN SUMMARIES
-------------------------------------------------------------------------------









-------------------------
     Includes cross-collateralized and cross-defaulted loans.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                            6603287- Putnam Building

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                    $28,618,254.87

% OF MORTGAGE POOL
BALANCE:                    4.00%

ORIGINATION DATE:           13-Apr-99

MATURITY DATE:              01-Aug-13

MORTGAGE INTEREST RATE:     7.57%

AMORTIZATION TERM:          351

BORROWER/ SPONSOR:          The general partner of Trumbull Center Limited
                            Partnership is Trumbull Center Investment Corp. and
                            the general partner of Fairfield Mortgage Partners
                            L.P. is DIV Fairfield Investment Corp. Both
                            entities are owned by Jonathan G. Davis, his wife
                            Margot Davis, and Paul Marcus.    Mr. Davis and Mr.
                            Marcus are prominent developers/managers in the greater Boston Area. They have developed over $390 million worth of commercial properties.

CALL PROTECTION AT          The loan is locked-out to prepayment for the first
ORIGINATION:                37 months of its term;  subject to defeasance for
                            the next 130 months and open to prepayment without penalty for the last 4 months.

LIEN TYPE:                  First Mortgage

OWNERSHIP INTEREST:         Fee Simple

                               PRINCIPAL TENANCIES

                             BASE
                             RENT               % OF           LEASE
                             PSF      NRSF    TOTAL NRSF     EXPIRATION
                           -------- --------- ----------- --------------
Putnam
Investments, Inc.            $13.41   231,000      100%        7/31/13

                                    RESERVES

There is currently not a tax and insurance escrow in place, however, lender may require Tax and Insurance Escrows in the event of default. A replacement reserve escrow and a TI/LC escrow are collected in the amount $2,916.67 each month as a part of a Loan Reserve Fund Escrow. Commencing 8/1/2012, all Property Cash Flow is to be paid into a Supplemental Reserve Account Escrow until the total of the Loan Reserve Fund Escrow and Supplemental Reserve Account Escrow equals the sum of nine monthly payments of principal and interest under the Loan. The Loan Reserve Fund Escrow and Supplemental Reserve Account Escrow are released/waived if Putnam renews its Lease for an additional 10 year term expiring July 2023.

                              PROPERTY INFORMATION

PROPERTY TYPE:              Office

LOCATION:                   Norwood, MA

YEAR BUILT/ RENOVATED:      1978/NAP

PROPERTY SIZE:              231,000 SF

CUT-OFF DATE PRINCIPAL
BALANCE PER SF:             $123.89

GENERAL CHARACTERISTICS: The property is a one-story Class A office building constructed in 1978. It is located 12.5 miles southwest of downtown Boston.

The building is occupied by a single tenant with a triple-net lease, Putnam Investments, Inc. Putnam is a subsidiary of Marsh & McLennan Companies, Inc. It has assets of $2.1 billion and revenue increases of 40% and 20% over the past two years. Putnam signed a fifteen year lease with rent step-ups every five years and two-ten year extension options with increasing rents.

Pursuant to the terms of the lease, Putnam is contractually obligated to spend at least $25 million to create a state-of-the-art Investor Service Center which will include a 100,000 sf addition to the building that will provide additional collateral to the loan.

PROPERTY MANAGER:           Glen Management Corporation is owned by one of
                            the principals, Jonathan Davis.

OCCUPANCY:                  100%

OCCUPANCY AS OF DATE:       05-Aug-99

UNDERWRITTEN NET OPERATING
INCOME:                     $3,004,575

UNDERWRITTEN NET CASH FLOW: $2,969,575

UNDERWRITTEN NET CASH FLOW
DSCR:                       1.21x

APPRAISED VALUE:            $36,250,000

APPRAISAL DATE:             17-Jun-98

CUT-OFF DATE LTV RATIO:     78.95%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

      03-0812021a&b - Jovanna Villas Apartments & Los Cabos II Apartments

                                LOAN INFORMATION
CUT-OFF DATE PRINCIPAL
BALANCE:                    $23,685,052.07 (1)

% OF MORTGAGE POOL
BALANCE:                    3.31%

ORIGINATION DATE:           22-Dec-99

MATURITY DATE:              01-Jan-10

MORTGAGE INTEREST RATE:     8.30%

AMORTIZATION TERM:          360

BORROWER/ SPONSOR:          Los Cabos II LV99-002, LLC and Jovanna Villas
                            LV99-003, LLC are the borrowing entities. Their 1% managing members, are structured as bankruptcy remote, special purpose entities. The Borrowers' managing members have independent directors on their boards. A non-consolidation opinion was obtained at closing.

                            These LLCs are effectively controlled by Aegis Realty Trust, Inc., a Maryland REIT, based in Southern California. The senior management of the REIT has extensive experience in real estate investment banking, acquisitions, assset management, construction and development. The limited partners of Aegis Realty, L.P., and the owners of Aegis Realty Trust, Inc. are the indemnitors on both loans.


CALL PROTECTION AT          The loans are locked-out to prepayment for the
ORIGINATION:                first 29 months of their terms; subject to
                            defeasance for the next 87 months and open to prepayment for the last 4 months.

LIEN TYPE:                  First Mortgages

OWNERSHIP INTEREST:         Fee Simple

                                    RESERVES

There are tax and insurance escrows which require deposits in amounts estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There are also escrows required for future capital expenditures which are required to be funded monthly in the total annual amount of $118,500 or $250/unit.

                              PROPERTY INFORMATION

PROPERTY TYPE:              Multifamily - Garden

LOCATION:                   North Las Vegas/Las Vegas, NV

YEAR BUILT/ RENOVATED:      1998/NAP

PROPERTY SIZE:              474 Units

CUT-OFF DATE PRINCIPAL
BALANCE PER UNIT:           $49,968.46

GENERAL CHARACTERISTICS: Los Cabos Villas II and Jovanna Villas are newly-developed 210-unit and 264-unit gated apartment communities that opened in August and October of 1998, respectively. The Los Cabos Villas II is located in North Las Vegas, approximately 20 minutes from the Las Vegas strip and Jovanna Villas is located in south Las Vegas, within minutes of the Las Vegas strip and McCarren Airport. Project amenities at both properties include full-size washer and dryers in units, garages or covered parking, pool, spa and fitness center. These two properties are cross-collateralized and cross-defaulted and the numbers represented herein are combined numbers for both properties.

PROPERTY MANAGER:           J&M Realty Company is a full service real estate
                            company that was established by its principals, John Woolley and Michel Aimola. Woolley and Aimola have a combined fifty-five years of real estate experience. During the past 15 years, Woolley and Aimola have managed more than 15,000 units in Arizona, California, Florida, Nevada, Oklahoma and
                            Texas. J&M specializes in bringing newly opened apartment communities to stabilized occupancy levels.

OCCUPANCY:                  95%

OCCUPANCY AS OF DATE:       29-Nov-99

UNDERWRITTEN NET OPERATING
INCOME:                     $2,693,932

UNDERWRITTEN NET CASH FLOW: $2,575,432

UNDERWRITTEN NET CASH FLOW
DSCR:                       1.20x

APPRAISED VALUE:            $31,925,000

APPRAISAL DATE:             4-Nov/12-Nov-99

CUT-OFF DATE LTV RATIO:     74.19%

(1) Represents a cross-collateralized and cross-defaulted loan group.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                   03-0810209 - Sunrise Plaza Shopping Center

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                    $14,887,462.50

% OF MORTGAGE POOL
BALANCE:                    2.08%

ORIGINATION DATE:           09-Dec-99

MATURITY DATE:              01-Jan-10

MORTGAGE INTEREST RATE:     8.14%

AMORTIZATION TERM:          360

BORROWER/ SPONSOR:          E P & G Properties with Elias, Pete, and Gus
                            Tsigaris each owning a 1/3 interest. In addition to the subject, the brothers own approximately $16 million of land, office and retail properties. They also own and operate a chain of restaurants in Northern California. Their collective net worths are represented to be $17.6 million.

CALL PROTECTION AT          The loan is locked-out to prepayment for the first
ORIGINATION:                29 months of its term; subject to defeasance for
                            the next 87 months and open to prepayment without penalty for the last 4 months.

LIEN TYPE:                  First Mortgage

OWNERSHIP INTEREST:         Fee Simple

                              PRINCIPAL TENANCIES

                         BASE RENT             % OF TOTAL     LEASE
                            PSF        NRSF       NRSF      EXPIRATION
                        ------------ -------- ------------ ------------
Sportmart                  $10.95     41,176     36.35%      1/31/2004
------------------------------------------------------------------------
Comp USA                   $13.75     25,090     22.15%      6/30/2011
------------------------------------------------------------------------
Western Appliance          $15.00     10,000      8.8%       1/31/2005

                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $23,208/year.

The tenant improvement escrow is $34,459/year and the leasing commission escrow is $56,441/year.

                              PROPERTY INFORMATION

PROPERTY TYPE:              Anchored Retail

LOCATION:                   San Jose, CA

YEAR BUILT/ RENOVATED:      1995/NAP

PROPERTY SIZE:              113,266 SF

CUT-OFF DATE PRINCIPAL
BALANCE PER SF:             $131.44

GENERAL CHARACTERISTICS: Sunrise Plaza is an anchored retail shopping center located in San Jose, CA. It is located on Blossom Hill Road, 1/2 block from the 85 Freeway. The property has a full city block of frontage along the south side of Blossom Hill Road with three traffic signals facilitating access to the property.

The center is anchored by Sportmart and Comp USA. Blossom Hill Road is the most active retail market in the greater San Jose area. Other retail centers proximate to the subject include the Oakridge Mall (Macys, Sears), Tower Center (Tower Records, Party City, Radio Shack, Babies R Us), Mainstreet at Santa Teresa (Albertson's/Lucky, Super Crown Bookstore, Starbucks, Blockbuster Video), Kmart Plaza (Kmart, Boston Market, Good Guys), Almaden Plaza (Costco, Barnes & Noble, Circuit City), and Hillview Plaza (Home Depot, Office Depot).

PROPERTY MANAGER:           Portfolio Realty Management which manages 24
                            properties in the Bay area with more than 300 tenants in 1 million s.f. of office, industrial and retail space.

OCCUPANCY:                  95%

OCCUPANCY AS OF DATE:       26-Nov-99

UNDERWRITTEN NET OPERATING
INCOME:                     $1,869,038

UNDERWRITTEN NET CASH FLOW: $1,753,600

UNDERWRITTEN NET CASH FLOW
DSCR:                       1.32x

APPRAISED VALUE:            $20,200,000

APPRAISAL DATE:             08-Oct-99

CUT-OFF DATE LTV RATIO:     73.70%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                   HHCC0062 - Hasbrouck & Torview Apartments

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                    $14,641,646.86

% OF MORTGAGE POOL
BALANCE:                    2.04%

ORIGINATION DATE:           27-Oct-99

MATURITY DATE:              01-Nov-09

MORTGAGE INTEREST RATE:     8.14%

AMORTIZATION TERM:          360

BORROWER/ SPONSOR:          Berk-Cohen Associates at Torview Village Apts, LLC.
                            The Property is owned by an LLC whose members consist of Mr. Harvey Berk, 51% owner, and his daughter, Ms. Diana Berk Cohen, 49% owner. The borrowing entity holds the property as a single asset entity. Mr. Berk, who has been a real estate investment principal for over 30 years, owns or has a majority interest in four office properties, 11 multifamily properties with a total of 3,586 units and several land investments. He is a long term holder and does not often sell properties.

CALL PROTECTION AT          The loan is locked out to prepayment for the first
ORIGINATION:                31 months of its term; subject to defeasance for
                            the next 85 months and open to prepayment for the last 4 months.

LIEN TYPE:                  First Mortgage

OWNERSHIP INTEREST:         Fee Simple

                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

                              PROPERTY INFORMATION

PROPERTY TYPE:              Multifamily - Garden

LOCATION:                   Garnerville, NY

YEAR BUILT/ RENOVATED:      1970/NAP

PROPERTY SIZE:              373 Units

CUT-OFF DATE PRINCIPAL
BALANCE PER UNIT:           $39,253.74

GENERAL CHARACTERISTICS: The subject loan is secured by a first mortgage on a 373-unit garden apartment complex known as Hasbrouck and Torview located in Garnerville, NY. The Property is located approximately 30 miles north of New York City in the northeastern portion of Rockland County. Hasbrouck and Torview is an attractive, garden apartment complex that has been maintained in good condition with a clean appearance. The project is comprised of 9 two-story garden apartment buildings with brick veneer, pitched roofs and in the case of Torview, balconies and patios on some of the units. The landscaping is mature and well-maintained.

PROPERTY MANAGER:           Mr. Harvey Berk, one of the key principals,
                            owns Manhattan Management Company which provides property management services for the property. Mrs. Diana Berk Cohen, the daughter of Mr. Berk, is also directly involved with the ownership and management of the property.

OCCUPANCY:                  97%

OCCUPANCY AS OF DATE:       30-Sep-99

UNDERWRITTEN NET OPERATING
INCOME:                     $1,729,701

UNDERWRITTEN NET CASH FLOW: $1,655,101

UNDERWRITTEN NET CASH FLOW
DSCR:                       1.26x

APPRAISED VALUE:            $20,100,000

APPRAISAL DATE:             12-Jul-99

CUT-OFF DATE LTV RATIO:     72.84%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                         6000190 - Sports Arena Village

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                    $12,904,149.90

% OF MORTGAGE POOL
BALANCE:                    1.80%

ORIGINATION DATE:           26-May-98

MATURITY DATE:              01-Jun-18

MORTGAGE INTEREST RATE:     7.51%

AMORTIZATION TERM:          240

BORROWER/ SPONSOR:          The Borrowing Entity, Sports Arena Village, Ltd., a
                            single-asset SPE whose principals are Douglas
                            Allred (30%), the Allred Family Living Trust (27%) and Ronald G. Wheatcroft (22%). Mr. Allred and Mr.
                            Wheatcroft have 40 years experience in real estate development and management. Mr.Allred has developed over 6,595 housing units, as well as 2.16 million sf of commercial space.

                            The Borrowers have a combined net worth in excess of $51 million at the time of closing.

CALL PROTECTION AT          The loan is locked-out to prepayment for the first
ORIGINATION:                119 months of its term; subject to Yield
                            Maintenance Penalty for the next 72 months and open to prepayment without penalty for the last 49 months.

LIEN TYPE:                  First Mortgage

OWNERSHIP INTEREST:         Leasehold

                              PRINCIPAL TENANCIES

                       BASE RENT              % OF TOTAL     LEASE
                          PSF      NRSF          NRSF      EXPIRATION
                      ----------- ---------- ------------ ------------
SAIC                    $13.63     100,418     39.43%      12/31/03
------------------------------------------------------------------------
CSC                     $14.15     37,862      14.87%       5/31/01
------------------------------------------------------------------------

                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $42,458 /year for the life of the loan.

The tenant improvement and leasing commission escrow is $84,957 /year for the life of the loan.

                              PROPERTY INFORMATION

PROPERTY TYPE:              Office/Retail

LOCATION:                   San Diego, CA

YEAR BUILT/ RENOVATED:      1981/NAP

PROPERTY SIZE:              254,679  SF

CUT-OFF DATE PRINCIPAL
BALANCE PER SF:             $50.67

GENERAL CHARACTERISTICS: The subject property is a nine-building mixed-use complex, located at the intersection of Sports Arena Boulevard and Hancock Street in San Diego, California. There are six two-story class B office buildings and three single-story class B retail buildings. The site also has two pads which are developed with a Men's Depot store and a Red Lobster restaurant.

The property is located adjacent to the San Diego Sports Arena, home to the San Diego Gulls hockey team. It also hosts concerts, expositions and other recreational events.

PROPERTY MANAGER:           The Wheatcroft Company was founded in 1981 by
                            Ronald Wheatcroft, who is also a general partner in the borrowing entity. Mr. Wheatcroft entered the commercial real estate business in 1963 with Coldwell Banker and has been in the commercial real estate development and management business ever since.

OCCUPANCY:                  95%

OCCUPANCY AS OF DATE:       01-Oct-99

UNDERWRITTEN NET OPERATING
INCOME:                     $2,065,702

UNDERWRITTEN NET CASH FLOW: $1,766,018

UNDERWRITTEN NET CASH FLOW
DSCR:                       1.35x

APPRAISED VALUE:            $19,500,000

APPRAISAL DATE:             30-Mar-98

CUT-OFF DATE LTV RATIO:     66.18%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                      9902010037 - Holiday Inn - Somerset

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                    $12,899,823.81

% OF MORTGAGE POOL
BALANCE:                    1.80%

ORIGINATION DATE:           16-Jul-99

MATURITY DATE:              01-Aug-09

MORTGAGE INTEREST RATE:     9.14%

AMORTIZATION TERM:          300

BORROWER/ SPONSOR:          Franklin Hotel Investments LP, the principal of
                            which is Arnold Orleans. Mr. Orleans has been involved in real estate development since 1974. He developed the subject as well as two other hotels.
                            He has also acquired and renovated hotels for a total of in excess of 1,000 rooms. Most of Mr.
                            Orleans' development activity has been concentrated in New Jersey, but he has also been active in Maryland, Virginia, Massachusetts, and Texas.

CALL PROTECTION AT          The loan is locked-out to prepayment for the first
ORIGINATION:                34 months of its term;  subject to defeasance for
                            the next 82 months and open to prepayment without penalty for the last 4 months.

LIEN TYPE:                  First Mortgage

OWNERSHIP INTEREST:         Leasehold

                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

FF&E reserves are escrowed on the basis of 4% of EGI and collected monthly. At closing, $1,350,000 was escrowed for Phase I of the discretionary renovations planned by the borrower. In addition, $500,000 was escrowed over the first 6 months of the loan term from deposits and cash flow for additional discretionary renovations. As of January, 2000, $1,222,000 of these discretionary improvements had been completed. See "General Characteristics."

                              PROPERTY INFORMATION

PROPERTY TYPE:              Full Service Hotel

LOCATION:                   Somerset, NJ

YEAR BUILT/ RENOVATED:      1983/NAP

PROPERTY SIZE:              284 Rooms

CUT-OFF DATE PRINCIPAL
BALANCE PER UNIT:           $45,421.91

GENERAL CHARACTERISTICS: The loan refinanced the leasehold interest in the subject and provided funds for the borrower principal, Mr. Orleans, to buyout his partners. The ground lease is held by a related party and runs to 12/31/2080. This 284-room Holiday Inn was developed by Mr. Orleans in 1983. Amenities at this full-service hotel include a restaurant, lounge, outdoor pool, fitness room, business center and more than 6,100 sf of meeting space. The borrower had planned a $2.0 million renovation at the time of closing and, as of January, 2000, $1.22 million had been spent. The renovation includes guestroom case goods and soft goods, guestroom corridor refurbishment, lounge carpet and upholstery, wallpaper, banquet equipment, computer systems upgrade, parking lot, sidewalk, pool and laundry facility repairs.

The Holiday Inn is located on Davidson Avenue in Somerset, NJ just south of I-287. It is in the midst of a class-A office market with AT&T, Lucent Technologies, Bell Communications, Merrill Lynch, Bristol-Meyers Squibb, Johnson & Johnson and Ortho Pharmaceuticals as major users. The subject is also located across the street from the 60,000-s.f. Garden State Exhibit Center.

PROPERTY MANAGER:           Winegardner & Hammons, Inc., a full-service
                            hospitality company. Founded in 1959 by Roy
                            Winegardner and John Hammons, they manage 28 hotels totalling 6,374 rooms.

OCCUPANCY:                  59% (avg. for 1999)

OCCUPANCY AS OF DATE:       31-Dec-99

AVERAGE DAILY RATE:         $105.37 (up from $96.96 in 1998, $84.82 in
                            1997, $78.07 in 1996)

UNDERWRITTEN NET OPERATING
INCOME:                     $2,326,452

UNDERWRITTEN NET CASH FLOW: $1,873,363

UNDERWRITTEN NET CASH FLOW
DSCR:                       1.41x

APPRAISED VALUE:            $21,000,000

APPRAISAL DATE:             18-Mar-99

CUT-OFF DATE LTV RATIO:     61.43%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                    03-0812009 - Southridge Shopping Center

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                    $11,417,665.34

% OF MORTGAGE POOL
BALANCE:                    1.59%

ORIGINATION DATE:           05-Jan-00

MATURITY DATE:              01-Feb-10

MORTGAGE INTEREST RATE:     8.67%

AMORTIZATION TERM:          360

BORROWER/ SPONSOR:          Vansouth Limited Partnership, the principal of
                            which is William Fine. Mr. Fine began developing real estate in 1957. He has developed office, industrial, retail and multifamily projects in the Twin Cities, Chicago, Los Angeles and San
                            Francisco. He has developed more than 1,100 apartment units and 700,000 sf of retail space.

CALL PROTECTION AT          The loan is locked-out to prepayment for the first
ORIGINATION:                28 months of its term;  subject to defeasance for
                            the next 88 months and open to prepayment without penalty for the last 4 months.

LIEN TYPE:                  First Mortgage

OWNERSHIP INTEREST:         Fee Simple

                              PRINCIPAL TENANCIES

                      BASE RENT             % OF TOTAL     LEASE
                         PSF       NRSF        NRSF      EXPIRATION
                     ----------- --------- ------------ ------------
Sam's Club
(Walmart, Inc.)        $ 8.61    103,928     51.37%      3/31/2007
------------------------------------------------------------------------
OfficeMax              $ 9.25     25,850     12.78%      1/31/2003
------------------------------------------------------------------------
Pep Boys               $ 8.25     25,007     12.36%      9/20/2013
------------------------------------------------------------------------

                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $30,348/year.

An initial deposit to the TI/LC reserve was made in the amount of $100,000. Monthly collections are made on the basis of $60,696/year. A separate Sam's Club escrow was established for the potential roll of this space in March, 2007. Beginning in March, 2006, the borrower will be required to escrow $33,000 per month for one year ($396,000), for the potential re-tenanting of the Sam's Club space. If Sam's Club exercises its option to renew for 5 years, the money will be returned to the borrower.

                              PROPERTY INFORMATION

PROPERTY TYPE:              Anchored Retail

LOCATION:                   Inver Grove Heights, MN

YEAR BUILT/ RENOVATED:      1986/NAP

PROPERTY SIZE:              202,308 SF

CUT-OFF DATE PRINCIPAL
BALANCE PER SF:             $56.44

GENERAL CHARACTERISTICS: The subject center is located in Inver Grove Heights, Minnesota, which is part of the Twin Cities MSA. The center is anchored by a 103,928-sf Sam's Club (Walmart), a 25,850-sf Office Max and a 25,007-sf Pep Boys. Sales at the Sam's Club have steadily increased from $313/s.f. in 1995 to $402/s.f. in 1999.

The center is well-located 1/4 mile from I-494 and MN 110. The property is at the intersection of Mendota Road (traffic count 23,500/day) and Robert Street South (traffic count 82,000/day) with easy access and high visibility from both roads.

PROPERTY MANAGER:                Fine Associates LLC, a borrower affiliate. The
                                 firm currently manages 713,000 sf of retail space with four centers located in Minnesota, Illinois and North Dakota as well as a 321-unit, 32-story luxury highrise apartment building located in downtown Minneapolis.

OCCUPANCY:                       93%

OCCUPANCY AS OF DATE:            01-Sep-99

UNDERWRITTEN NET OPERATING
INCOME:                          $1,535,275

UNDERWRITTEN NET CASH FLOW:      $1,424,498

UNDERWRITTEN NET CASH FLOW
DSCR:                            1.33x

APPRAISED VALUE:                 $16,750,000

APPRAISAL DATE:                  14-Sep-99

CUT-OFF DATE LTV RATIO:          68.17%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           9903010048 - Stewart Plaza

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                    $11,180,811.13

% OF MORTGAGE POOL
BALANCE:                    1.56%

ORIGINATION DATE:           14-May-99

MATURITY DATE:              01-Jun-09

MORTGAGE INTEREST RATE:     7.92%

AMORTIZATION TERM:          360

BORROWER/ SPONSOR:          Stewart Plaza Limited Partnership, the principals
                            of which are Gary V. Wild and William R. Lee each of whom owns 26% through both GP and LP interests.
                            Mr. Wild and Mr.Lee developed the subject in 1987.
                            Mr. Wild also owns a 24-unit Victorian Inn and numerous 2-family rental units in Ouray, CO. Mr.
                            Lee owns small rental properties in Upland and Laguna, CA. The subject is the principals' largest commercial real estate asset.

CALL PROTECTION AT          The loan is locked-out to prepayment for the first
ORIGINATION:                36 months of its term;  subject to defeasance for
                            the next 80 months and open to prepayment without penalty for the last 4 months.

LIEN TYPE:                  First Mortgage

OWNERSHIP INTEREST:         Fee Simple

                              PRINCIPAL TENANCIES

                       BASE RENT            % OF TOTAL     LEASE
                          PSF       NRSF       NRSF      EXPIRATION
                       ----------- -------- ------------ ------------
Century 21
Beachside                $18.82     9,958      8.01%      1/31/2004
------------------------------------------------------------------------
Scott Goldman,
M.D., Inc.               $14.09     8,655      6.97%      3/31/2003
------------------------------------------------------------------------

                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $24,852/year.

The tenant improvement escrow is $69,792/year funded monthly and the leasing commission escrow is $54,108/year funded monthly. There is a combined cap on the TI/LC escrows of $240,000 which has been calculated as sufficient to cover the largest tenant rollover year.

                              PROPERTY INFORMATION

PROPERTY TYPE:              Office

LOCATION:                   Upland, CA

YEAR BUILT/ RENOVATED:      1987/1990

PROPERTY SIZE:              124,262 SF

CUT-OFF DATE PRINCIPAL
BALANCE PER SF:             $89.98

GENERAL CHARACTERISTICS: The subject is comprised of 7 buildings with 111,973 sf of multi-tenanted office space and 12,289 sf of retail space. Two of the office buildings are 3-stories. The remaining buildings are single story.

The subject is at the intersection of N. Mountain and Arrow Streets in Upland, CA. It is a block away from the San Bernadino Freeway (I-10). Other development between the I-10 and the subject includes the 200,000-s.f. Mountain Green Shopping Center with Home Depot, Von's and T.J. Maxx. The area is fully developed with minimal opportunity for new competition.

The property is in excellent condition and is 93% occupied with a diverse tenant roster and staggered tenant rollover.

PROPERTY MANAGER:                Westrend/ Mountain dba Stewart Plaza

OCCUPANCY:                       93%

OCCUPANCY AS OF DATE:            31-Oct-99

UNDERWRITTEN NET OPERATING
INCOME:                          $1,482,482

UNDERWRITTEN NET CASH FLOW:      $1,331,036

UNDERWRITTEN NET CASH FLOW
DSCR:                            1.35x

APPRAISED VALUE:                 $15,300,000

APPRAISAL DATE:                  02-Apr-99

CUT-OFF DATE LTV RATIO:          73.08%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                03-0810176 - The Carriage Building (Building 39)

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                    $10,957,229.98

% OF MORTGAGE POOL
BALANCE:                    1.53%

ORIGINATION DATE:           14-Oct-99

MATURITY DATE:              01-Nov-09

MORTGAGE INTEREST RATE:     8.22%

AMORTIZATION TERM:          360

BORROWER/ SPONSOR:          Navy Yard Plaza Development Associates - 39 Limited
                            Partnership with the Navy Yard Development
                            Associates II, Inc., a Massachusetts corporation as general partner. The President of the general partner is Robert Kenney who has 31 years of development experience.

CALL PROTECTION AT          The loan is locked-out to prepayment for the first
ORIGINATION:                31 months of its term; subject to defeasance for
                            the next 85 months and open to prepayment without penalty for the last 4 months.

LIEN TYPE:                  First Mortgage

OWNERSHIP INTEREST:         Leasehold

                              PRINCIPAL TENANCIES

                  BASE RENT            % OF TOTAL     LEASE
                     PSF       NRSF       NRSF      EXPIRATION
                  ---------    ----    ----------   ----------
Massachusetts
Water Resources
Authority           $25.65    84,789     98.79%      9/30/2006
------------------------------------------------------------------------

                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $13,572/year.

The tenant improvement and leasing commission escrow is $85,824/year.

                              PROPERTY INFORMATION

PROPERTY TYPE:              Office

LOCATION:                   Charlestown, MA

YEAR BUILT/ RENOVATED:      1886/1987

PROPERTY SIZE:              85,825 SF

CUT-OFF DATE PRINCIPAL
BALANCE PER SF:             $127.67

GENERAL CHARACTERISTICS: Originally constructed in 1886, the subject is located in the Charlestown Navy Yard, within the metropolitan area of Boston. It was completely renovated in 1987 into a four-story office building. There is approximately 1,000 sf of retail space on the first floor occupied by a mini-market and floors 2 through 4 are occupied by the Massachusetts Water Resources Authority (MWRA). This quasi-public agency provides water supply services and sewage collection, treatment and disposal services to areas of Massachusetts. The subject is on an 80-year ground lease, expiring in 2067, from the Boston Redevelopment Authority which controls 105 acres of the 135-acre Navy Yard. There are 350,000 sf of office space and 725,000 sf of biomedical research space in the Navy Yard with the largest user being Massachusetts General Hospital.

The Navy Yard is strategically located immediately north of Boston. It is within a short drive of the Financial District, the Back Bay, Cambridge and Boston's northern suburbs. Access to I-93 and Route 1 is excellent.

PROPERTY MANAGER:                Fulton Properties, a borrower affiliate.

OCCUPANCY:                       100%

OCCUPANCY AS OF DATE:            01-Oct-99

UNDERWRITTEN NET OPERATING
INCOME:                          $1,424,528

UNDERWRITTEN NET CASH FLOW:      $1,281,358

UNDERWRITTEN NET CASH FLOW
DSCR:                            1.30x

APPRAISED VALUE:                 $16,350,000

APPRAISAL DATE:                  30-Jun-99

CUT-OFF DATE LTV RATIO:          67.02%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                               SALOMONSMITHBARNEY
                               ------------------

          SBMS VII 2000-C1 ALL COLLATERAL    as of date: 6/1/00     716,287,804
          ---------------------------------------------------------------------
          Overview of Collateral Pool

          -----------------------------------------------------------------------------------------------------------------
          INSTITUTION                                                          #LOANS       #PROPS          $           %
          SBRC                                                                    119          124    230,263,871     32.15
          GCFP                                                                    148          148    486,023,933     67.85




          Total                                                                   267          272    716,287,804    100.00
          -----------------------------------------------------------------------------------------------------------------



 U/W
          -----------------------------------------------------------------------------------------------------------------
   DSCR   TOP 10 LOANS                                                                                      $           %
  1.21x   Putnam Building (SBRC)                                                                       28,618,255      4.00
  1.20x   Jovanna Villas Apartments/Los Cabos II Apartments (XC) (GCFP)                                23,685,052      3.31
  1.32x   Sunrise Plaza Shopping Center (GCFP)                                                         14,887,463      2.08
  1.26x   Hasbrouck & Torview Apartments (GCFP)                                                        14,641,647      2.04
  1.35x   Sports Arena Village (SBRC)                                                                  12,904,150      1.80
  1.41x   Holiday Inn Somerset (GCFP)                                                                  12,899,824      1.80
  1.33x   Southridge Shopping Center (GCFP)                                                            11,417,665      1.59
  1.35x   Stewart Plaza.(GCFPK)                                                                        11,180,811      1.56
  1.30x   The Carriage1Building (Building 39) (GCFP)                                                   10,957,230      1.53
  1.22x   1000 Adams Avenue (GCFP)                                                                     10,862,493      1.52
          -----------------------------------------------------------------------------------------------------------------

          -----------------------------------------------------------------------------------------------------------------
                         TOP 5 PROP TYPES                                                        #          $           %
                             Office                                                              45   188,926,406     26.38
                             Multifamily                                                         99   160,173,318     22.36
                             Unanchored Retail                                                   55   109,914,651     15.35
                             Industrial                                                          28    83,496,096     11.66
                             Anchored Retail                                                      7    49,389,199      6.90
          -----------------------------------------------------------------------------------------------------------------

          -----------------------------------------------------------------------------------------------------------------
                          PROPERTY TYPE STRAT                                                    #          $           %
                             Office                                                              45   188,926,406     26.38
                             Multifamily                                                         99   160,173,318     22.36
                             Unanchored Retail                                                   55   109,914,651     15.35
                             Industrial                                                          28    83,496,096     11.66
                             Anchored Retail                                                      7    49,389,199      6.90
                             Office/Retail                                                       11    42,490,237      5.93
                             Full Service Hotel                                                   6    36,962,179      5.16
                             Limited Service Hotel                                                9    19,935,076      2.78
                             Mixed Use                                                            3    12,613,771      1.76
                             Mobile Home Park                                                     8     8,848,463      1.24
                             Self Storage                                                         1     3,538,410      0.49
                             Other                                                              -            -          -
                           Total # Properties                                                   272   716,287,804    100.00
          -----------------------------------------------------------------------------------------------------------------

          -----------------------------------------------------------------------------------------------------------------
                          TOP 10 STATES                                                          #          $           %
                             CA                                                                  54   158,970,997     22.19
                             NY                                                                  27   101,650,658     14.19
                             MA                                                                   9    72,167,959     10.08
                             NV                                                                  11    46,304,973      6.46
                             FL                                                                  25    41,405,893      5.78
                             TX                                                                  30    34,689,981      4.84
                             PA                                                                   4    32,383,208      4.52
                             NJ                                                                  10    25,965,176      3.62
                             AZ                                                                   9    21,879,227      3.05
                             MN                                                                   4    19,120,362      2.67
          -----------------------------------------------------------------------------------------------------------------


          -----------------------------------------------------------------------------------------------------------------
                                                                                           WEIGHTED AVERAGE NCF DSCR=1.34X
                                                                                               MIN / MAX = 1.04X/3.00X

---------------------------------------------------------------------------------------------------------------------------

                          NCF DSCR STRAT                                                          #         $           %
                        1.00    to    1.09                                                        2     4,619,411      0.64
                        1.10    to    1.19                                                        5    30,319,724      4.23
                        1.20    to    1.24                                                       24    94,196,663     13.15
                        1.25    to    1.29                                                       76   207,298,886     28.94
                        1.30    to    1.39                                                       82   236,434,025     33.01
                        1.40    to    1.49                                                       37    73,420,325     10.25
                        1.50    to    1.59                                                       21    37,944,357      5.30
                        1.60    to    1.69                                                       12    23,227,419      3.24
                             >=       1.70                                                        8     8,826,994      1.23
                           Total # Loans                                                        267   716,287,804    100.00
          -----------------------------------------------------------------------------------------------------------------


                                     ---------------------------------
                                            Top 3 loans          9.38
                                            Top 5 loans         13.23
                                           Top 10 loans         21.23
                                     ---------------------------------

            ----------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE BALANCE = $2.683 MILLION
                                                                                                    min / max 0.224 / 28.618
                       CURRENT BALANCE STRAT                                                     #          $           %
                            $0  to $999,999                                                      78    47,100,589       6.58
                    $1,000,000  to $2,499,999                                                   101   164,982,801      23.03
                    $2,500,000  to $4,999,999                                                    50   173,609,111      24.24
                    $5,000,000  to $7,499,999                                                    20   118,550,226      16.55
                    $7,500,000  to $9,999,999                                                     7    59,628,273       8.32
                   $10,000,000  to $14,999,999                                                   10   123,798,550      17.28
                   $15,000,000  to $29,999,999                                                    1    28,618,255       4.00
                            Total # Loans                                                       267   716,287,804     100.00
            ----------------------------------------------------------------------------------------------------------------


            ----------------------------------------------------------------------------------------------------------------
                                                                                                                WAC = 8.191%
                                                                                                     min / max 6.870 / 9.875
                        GROSS COUPON STRAT                                                       #          $           %
                         0.00%  to  6.99%                                                         1     5,259,510       0.73
                         7.00%  to  7.24%                                                         4    14,374,618       2.01
                         7.25%  to  7.49%                                                         8    18,272,420       2.55
                         7.50%  to  7.74%                                                        14    77,339,871      10.80
                         7.75%  to  7.99%                                                        42    88,671,134      12.38
                         8.00%  to  8.24%                                                        55   193,989,143      27.08
                         8.25%  to  8.49%                                                        59   152,606,908      21.31
                         8.50%  to  8.74%                                                        36    80,856,661      11.29
                                >=  8.75%                                                        48    84,917,539      11.86
                           Total # Loans                                                        267   716,287,804     100.00
            ----------------------------------------------------------------------------------------------------------------


            ----------------------------------------------------------------------------------------------------------------
                                                            as of date: 6/1/00                                   WAM = 118.4
                                                                                                     min / max  71.0 / 287.0
                         Remaining Term Strat                                                    #          $           %
                             0  to   83                                                           6     8,158,517       1.14
                            84  to   95                                                           8    13,965,464       1.95
                            96  to   107                                                         76   111,751,512      15.60
                           108  to   119                                                        155   510,222,061      71.23
                           120  to   179                                                          7    38,335,565       5.35
                           180  to   239                                                         11    24,928,036       3.48
                           240  to   359                                                          4     8,926,649       1.25
                               >=240                                                            -           -            -
                            Total # Loans                                                       267   716,287,804     100.00
            ----------------------------------------------------------------------------------------------------------------

            ----------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED AVERAGE CURRENT LTV  = 69.43%
                                                                                                     min / max     28% / 85%
                          Current LTV Strat                                                      #          $           %
                            0%  to   39.99%                                                       5     3,379,383       0.47
                        40.00%  to   44.99%                                                       4     4,496,508       0.63
                        45.00%  to   49.99%                                                       7    16,004,415       2.23
                        50.00%  to   54.99%                                                      11    21,060,383       2.94
                        55.00%  to   59.99%                                                      21    27,465,545       3.83
                        60.00%  to   64.99%                                                      33    67,273,088       9.39
                        65.00%  to   69.99%                                                      56   158,820,769      22.17
                        70.00%  to   74.99%                                                      91   308,956,451      43.13
                               >=    75.00%                                                      39   108,831,262      15.19
                           Total # Loans                                                        267   716,287,804     100.00
            ----------------------------------------------------------------------------------------------------------------


            ----------------------------------------------------------------------------------------------------------------
              PREPAY PROVISION STRAT                                                             #          $           %
            Lockout/YM & > of YM or 1%                                                           47    77,789,642      10.86
            Lockout/Defeasance                                                                  180   608,177,073      84.91
            Lockout/Declining Fee                                                                 5     4,215,798       0.59
            YM                                                                                    1     1,108,725       0.15
            YM & > of YM or 1%/Declining Fee                                                      9     8,584,394       1.20
            > of YM or 1%                                                                        25    16,412,173       2.29
                      Total # Loans                                                             267   716,287,804     100.00
            ----------------------------------------------------------------------------------------------------------------

                                        SMITHSALOMONBARNEY
                                        ------------------

          SBMS VII 2000-C1 SBRC COLLATERAL   as of date: 6/1/00   230,263,871
          -------------------------------------------------------------------
          Overview of Collateral Pool


          ------------------------------------------------------------------------------------------------------------------
          INSTITUTION                                                    #LOANS       #PROPS                $           %
          SBRC                                                              119          124          230,263,871     100.00
          GCFP                                                              -            -                    -          -



          Total                                                             119          124          230,263,871     100.00
          ------------------------------------------------------------------------------------------------------------------




 U/W
          ----------------------------------------------------------------------------------------------------------------
   DSCR   TOP 10 LOANS                                                                                      $         %
  1.21x   Putnam Building (SBRC)                                                                       28,618,255   12.43
  1.35x   Sports Arena Village (SBRC)                                                                  12,904,150    5.60
  1.28x   Los Altos Woods Office Building (SBRC)                                                        7,816,669    3.39
  1.25x   Bridgetown 1 Office Building (SBRC)                                                           6,624,009    2.88
  1.53x   Herdon Plaza Retail Center (SBRC)                                                             5,285,529    2.30
  1.32x   132 South Rodeo Drive (SBRC)                                                                  4,976,478    2.16
  1.28x   Cherry Tree Shopping Center (SBRC)                                                            4,685,602    2.03
  1.20x   1916-1928 Old.  Middlefield Road (SBRC)                                                       4,575,159    1.99
  1.28x   Jester Village Retail Center (SBRC)                                                           3,863,651    1.68
  1.26x   Otay Distribution Center (SBRC)                                                               3,690,077    1.60
          ----------------------------------------------------------------------------------------------------------------


          ----------------------------------------------------------------------------------------------------------------
                           TOP 5 PROP TYPES                                                      #          $         %
                             Office                                                              18    71,813,841   31.19
                             Multifamily                                                         49    54,202,962   23.54
                             Unanchored Retail                                                   32    54,067,569   23.48
                             Office/Retail                                                        6    21,326,491    9.26
                             Industrial                                                          10    12,903,259    5.60
          ----------------------------------------------------------------------------------------------------------------


          ----------------------------------------------------------------------------------------------------------------
                        PROPERTY TYPE STRAT                                                      #          $         %
                             Office                                                              18    71,813,841   31.19
                             Multifamily                                                         49    54,202,962   23.54
                             Unanchored Retail                                                   32    54,067,569   23.48
                             Industrial                                                          10    12,903,259    5.60
                             Anchored Retail                                                      1     5,285,529    2.30
                             Office/Retail                                                        6    21,326,491    9.26
                             Full Service Hotel                                                  -              -       -
                             Limited Service Hotel                                                4     6,546,348    2.84
                             Mixed Use                                                            1       627,514    0.27
                             Mobile Home Park                                                     3     3,490,358    1.52
                             Self Storage                                                        -              -       -
                             Other                                                               -              -       -
                         Total # Properties                                                     124   230,263,871  100.00
          ----------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------
                           TOP 10 STATES                                                         #          $         %
                             CA                                                                   34   69,608,565   30.23
                             MA                                                                    1   28,618,255   12.43
                             TX                                                                   22   26,495,246   11.51
                             FL                                                                   14   20,921,033    9.09
                             NY                                                                    4    9,892,937    4.30
                             GA                                                                    5    7,868,584    3.42
                             OR                                                                    3    7,723,532    3.35
                             NV                                                                    4    7,515,842    3.26
                             AZ                                                                    4    7,153,402    3.11
                             MD                                                                    1    4,685,602    2.03
          ----------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------
                                                                                        WEIGHTED AVERAGE NCF  DSCR = 1.34x
                                                                                                   min / max = 1.04x/3.00x
                             NCF DSCR STRAT                                                      #          $        %
                            1.00    to   1.09                                                     2     4,619,411     2.01
                            1.10    to   1.19                                                     2     4,824,191     2.10
                            1.20    to   1.24                                                    14    52,993,833    23.01
                            1.25    to   1.29                                                    35    61,109,943    26.54
                            1.30    to   1.39                                                    32    55,533,772    24.12
                            1.40    to   1.49                                                    15    23,833,402    10.35
                            1.50    to   1.59                                                    11    18,312,433     7.95
                            1.60    to   1.69                                                     5     6,736,502     2.93
                                 >=      1.70                                                     3     2,300,384     1.00
                              Total # Loans                                                     119   230,263,871   100.00
          ----------------------------------------------------------------------------------------------------------------





          ----------------------------------------------------------------------------------------------------------------
                                                                                          AVERAGE BALANCE = $1.935 MILLION
                                                                                                  min / max 0.292 / 28.618
                      CURRENT BALANCE STRAT                                                      #          $         %
                          $0  to   $999,999                                                      41    28,168,040    12.23
                  $1,000,000  to   $2,499,999                                                    56    83,962,243    36.46
                  $2,500,000  to   $4,999,999                                                    17    56,884,977    24.70
                  $5,000,000  to   $7,499,999                                                     2    11,909,538     5.17
                  $7,500,000  to   $9,999,999                                                     1     7,816,669     3.39
                 $10,000,000  to   $14,999,999                                                    1    12,904,150     5.60
                 $15,000,000  to   $29,999,999                                                    1    28,618,255    12.43
                          Total # Loans                                                         119   230,263,871   100.00
          ----------------------------------------------------------------------------------------------------------------


          -----------------------------------------------------------------------------------------------------------------
                                                                                                               WAC = 8.112%
                                                                                                    min / max 7.130 / 9.875
                       GROSS COUPON STRAT                                                        #          $         %
                       0.00%  to   6.99%                                                          -             -         -
                       7.00%  to   7.24%                                                          1     2,554,420      1.11
                       7.25%  to   7.49%                                                          6    13,587,040      5.90
                       7.50%  to   7.74%                                                          7    51,058,142     22.17
                       7.75%  to   7.99%                                                         16    33,020,634     14.34
                       8.00%  to   8.24%                                                         14    28,882,027     12.54
                       8.25%  to   8.49%                                                         30    49,145,727     21.34
                       8.50%  to   8.74%                                                         18    23,564,625     10.23
                              >=   8.75%                                                         27    28,451,256     12.36
                         Total # Loans                                                          119   230,263,871    100.00
          -----------------------------------------------------------------------------------------------------------------



          -----------------------------------------------------------------------------------------------------------------
                                                           as of date: 6/1/00                                   WAM = 124.1
                                                                                                     min / max 71.0 / 216.0
                       REMAINING TERM STRAT                                                      #          $           %
                           0  to   83                                                             4     4,868,768      2.11
                          84  to   95                                                             6    11,206,877      4.87
                          96  to   107                                                           39    41,422,849     17.99
                         108  to   119                                                           61   120,064,307     52.14
                         120  to   179                                                            4    31,013,004     13.47
                         180  to   239                                                            5    21,688,067      9.42
                         240  to   359                                                            -          -            -
                              >=240                                                               -          -            -
                          Total # Loans                                                         119  230,263,871     100.00
          -----------------------------------------------------------------------------------------------------------------





          -----------------------------------------------------------------------------------------------------------------
                                                                                     WEIGHTED AVERAGE CURRENT LTV  = 70.16%
                                                                                                      min / max   28% / 85%
                         CURRENT LTV STRAT                                                       #          $           %
                          0%  to   39.99%                                                         2     1,705,845      0.74
                      40.00%  to   44.99%                                                         1       594,539      0.26
                      45.00%  to   49.99%                                                         3     3,324,643      1.44
                      50.00%  to   54.99%                                                         5     8,971,436      3.90
                      55.00%  to   59.99%                                                        10    12,594,706      5.47
                      60.00%  to   64.99%                                                        14    18,376,226      7.98
                      65.00%  to   69.99%                                                        19    40,159,398     17.44
                      70.00%  to   74.99%                                                        41    84,709,830     36.79
                             >=    75.00%                                                        24    59,827,248     25.98
                          Total # Loans                                                         119   230,263,871    100.00
          -----------------------------------------------------------------------------------------------------------------


          -----------------------------------------------------------------------------------------------------------------
            PREPAY PROVISION STRAT                                                               #          $            %
          Lockout/YM & > of YM or 1%                                                             44    65,878,546     28.61
          Lockout/Defeasance                                                                     66   155,265,563     67.43
          Lockout/Declining Fee                                                                   5     4,215,798      1.83
          YM                                                                                      1     1,108,725      0.48
          YM & > of YM or 1%/Declining Fee                                                        3     3,795,239      1.65
          > of YM or 1%                                                                           -           -           -
                  Total # Loans                                                                 119   230,263,871    100.00
          -----------------------------------------------------------------------------------------------------------------

                                        SALOMONSMITHBARNEY
                                        ------------------

          SBMS VII 2000-C1 GCFP COLLATERAL   as of date: 6/1/00     486,023,933
          ---------------------------------------------------------------------
          Overview of Collateral Pool

          ---------------------------------------------------------------------------------------------------------------------
          INSTITUTION                                                          #LOANS       #PROPS        $                %
          SBRC                                                                      -            -            -            -
          GCFP                                                                    148          148    486,023,933       100.00



          Total                                                                   148          148    486,023,933       100.00
          ---------------------------------------------------------------------------------------------------------------------


 U/W
          ---------------------------------------------------------------------------------------------------------------------
   DSCR   TOP 10 LOANS                                                                                $                      %
  1.20x   Jovanna Villas Apartments/Los Cabos II Apartments (XC) (GCFP)                                23,685,052         4.87
  1.32x   Sunrise Plaza Shopping Center (GCFP)                                                         14,887,463         3.06
  1.26x   Hasbrouck & Torview Apartments (GCFP)                                                        14,641,647         3.01
  1.41x   Holiday Inn Somerset (GCFP)                                                                  12,899,824         2.65
  1.33x   Southridge Shopping Center (GCFP)                                                            11,417,665         2.35
  1.35x   Stewart Plaza (GCFP)                                                                         11,180,811         2.30
  1.3Ox   The Carriage  Building (Building 39) (GCFP)                                                  10,957,230         2.25
  1.22x   1000 Adams Avenue (GCFP)                                                                     10,862,493         2.23
  1.29x   101 West Avenue (GCFP)                                                                       10,334,869         2.13
  1.30x   Clearview Farms Apartments (GCFP)                                                             9,745,438         2.01
          ---------------------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------------------
                          TOP 5 PROP TYPES                                                       #         $               %
                             Office                                                              27   117,112,565        24.10
                             Multifamily                                                         50   105,970,357        21.80
                             Industrial                                                          18    70,592,837        14.52
                             Unanchored Retail                                                   23    55,847,083        11.49
                             Anchored Retail                                                      6    44,103,670         9.07
          ---------------------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------------------
                       PROPERTY TYPE STRAT                                                       #         $              %
                             Office                                                              27   117,112,565        24.10
                             Multifamily                                                         50   105,970,357        21.80
                             Unanchored Retail                                                   23    55,847,083        11.49
                             Industrial                                                          18    70,592,837        14.52
                             Anchored Retail                                                      6    44,103,670         9.07
                             Office/Retail                                                        5    21,163,746         4.35
                             Full Service Hotel                                                   6    36,962,179         7.61
                             Limited Service Hotel                                                5    13,388,727         2.75
                             Mixed Use                                                            2    11,986,256         2.47
                             Mobile Home Park                                                     5     5,358,104         1.10
                             Self Storage                                                         1     3,538,410         0.73
                             Other                                                               -              -            -
                         Total # Properties                                                     148   486,023,933       100.00
          ---------------------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------------------
                          TOP 10 STATES                                                          #          $              %
                             NY                                                                  23    91,757,722        18.88
                             CA                                                                  20    89,362,432        18.39
                             MA                                                                   8    43,549,704         8.96
                             NV                                                                   7    38,789,130         7.98
                             PA                                                                   4    32,383,208         6.66
                             NJ                                                                   5    22,766,497         4.68
                             FL                                                                  11    20,484,860         4.21
                             MN                                                                   2    15,507,135         3.19
                             AZ                                                                   5    14,725,825         3.03
                             MD                                                                   3    13,565,058         2.79
          ---------------------------------------------------------------------------------------------------------------------


          ---------------------------------------------------------------------------------------------------------------------
                                                                                              WEIGHTED AVERAGE NCF DSCR = 1.34x
                                                                                                       min / max = 1.19x /2.65x
                               NCF DSCR STRAT                                                   #           $               %
                            1.00    to    1.09                                                  -           -                -
                            1.10    to    1.19                                                    3    25,495,533          5.25
                            1.20    to    1.24                                                   10    41,202,830          8.48
                            1.25    to    1.29                                                   41   146,188,943         30.08
                            1.30    to    1.39                                                   50   180,900,253         37.22
                            1.40    to    1.49                                                   22    49,586,923         10.20
                            1.50    to    1.59                                                   10    19,631,925          4.04
                            1.60    to    1.69                                                    7    16,490,917          3.39
                                 >=       1.70                                                    5     6,526,610          1.34
                               Total # Loans                                                    148   486,023,933        100.00
          ---------------------------------------------------------------------------------------------------------------------



   --------------------------------------------------------------------------------------------------
                                                                     AVERAGE BALANCE = $3.284 MILLION
                                                                             min / max 0.224 / 14.887
                       CURRENT BALANCE STRAT                   #           $                     %
                   $0  to   $999,999                           37       18,932,549              3.90
           $1,000,000  to   $2,499,999                         45       81,020,558             16.67
           $2,500,000  to   $4,999,999                         33      116,724,135             24.02
           $5,000,000  to   $7,499,999                         18      106,640,688             21.94
           $7,500,000  to   $9,999,999                          6       51,811,604             10.66
          $10,000,000  to   $14,999,999                         9      110,894,400             22.82
          $15,000,000  to   $29,999,999                         -                -                 -
                           Total # Loans                      148      486,023,933            100.00
   --------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------
                                                                                        WAC = 8.229%
                                                                             min / max 6.870 / 9.310
                GROSS COUPON STRAT                              #             $                  %
                0.00%  to   6.99%                               1        5,259,510              1.08
                7.00%  to   7.24%                               3       11,820,198              2.43
                7.25%  to   7.49%                               2        4,685,380              0.96
                7.50%  to   7.74%                               7       26,281,728              5.41
                7.75%  to   7.99%                              26       55,650,501             11.45
                8.00%  to   8.24%                              41      165,107,116             33.97
                8.25%  to   8.49%                              29      103,461,182             21.29
                8.50%  to   8.74%                              18       57,292,036             11.79
                       >=   8.75%                              21       56,466,283             11.62
                   Total # Loans                              148      486,023,933            100.00
   --------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------
                                               as of date: 6/1/00                        WAM = 115.7
                                                                        min / max       78.0 / 287.0
                REMAINING TERM STRAT                       #           $                           %
                    0  to   83                                 2         3,289,749              0.68
                   84  to   95                                 2         2,758,587              0.57
                   96  to   107                               37        70,328,663             14.47
                  108  to   119                               94       390,157,755             80.28
                  120  to   179                                3         7,322,561              1.51
                  180  to   239                                6         3,239,969              0.67
                  240  to   359                                4         8,926,649              1.84
                       >=240                                   -              -                  -
                 Total # Loans                               148       486,023,933            100.00
   --------------------------------------------------------------------------------------------------


   --------------------------------------------------------------------------------------------------
                                                              WEIGHTED AVERAGE CURRENT LTV  = 69.09%
                                                                         min / max         29% / 80%
                  CURRENT LTV STRAT                            #                $                 %
                   0%  to   39.99%                              3          1,673,538            0.34
               40.00%  to   44.99%                              3          3,901,969            0.80
               45.00%  to   49.99%                              4         12,679,772            2.61
               50.00%  to   54.99%                              6         12,088,947            2.49
               55.00%  to   59.99%                             11         14,870,839            3.06
               60.00%  to   64.99%                             19         48,896,862           10.06
               65.00%  to   69.99%                             37        118,661,371           24.41
               70.00%  to   74.99%                             50        224,246,621           46.14
                      >=    75.00%                             15         49,004,014           10.08
                   Total # Loans                              148        486,023,933          100.00
   --------------------------------------------------------------------------------------------------


   --------------------------------------------------------------------------------------------------
      PREPAY PROVISION STRAT                                   #             $                   %
   Lockout/YM & > of YM or 1%                                   3         11,911,096            2.45
   Lockout/Defeasance                                         114        452,911,510           93.19
   Lockout/Declining Fee                                        -                 -                -
   YM                                                           -                 -                -
   YM & > of YM or 1%/Declining Fee                             6          4,789,155            0.99
   > of YM or 1%                                               25         16,412,173            3.38
           Total # Loans                                      148        486,023,933          100.00
   --------------------------------------------------------------------------------------------------